CONFIDENTIAL Execution Version Page 1 of 26 SETTLEMENT AGREEMENT This Settlement Agreement (the “Agreement”) is made and entered into this 28th day of, February 2024 (“Effective Date”), by and between Cutera, Inc., on behalf of itself and its affiliated and subsidiary companies and divisions, predecessors, successors, assigns and all other related entities (collectively “Cutera”) and Jabil Inc., of itself and its affiliated and subsidiary companies and divisions, predecessors, successors, assigns and all other related entities (collectively “Jabil”). Cutera and Jabil may be referred to herein collectively as the “Parties” and individually as “Party”. WHEREAS, Jabil and Cutera entered into the Manufacturing Service Agreement, dated March 10, 2021 (“MSA”); WHEREAS, pursuant to the MSA, Jabil performed certain Manufacturing Services for the benefit of Cutera, including without limitation the manufacture of Products and the purchase of Components to be used in the manufacture of Products; WHEREAS, pursuant to the MSA, Cutera agreed to undertake specified obligations including, without limitation, the obligation to pay Jabil for Products manufactured as well as for certain raw materials and components Jabil procured for the manufacture of Cutera’s Products pursuant to Cutera’s issued Forecasts. WHEREAS, the Parties are agreeing that the MSA was not being renewed by Cutera and Jabil has ceased the manufacture of Products on behalf of Cutera (“Termination”); WHEREAS, while the Parties acknowledge that as a result of Termination, there are outstanding balance amounts Cutera owes Jabil under the MSA and Jabil owes Cutera (collectively “Amounts Owed”) the Parties did not agree on the exact balance each Party owed the other (the “Dispute”); and WHEREAS, in lieu of the expense and time involved in litigation, the Parties have agreed to the resolution, compromise and settlement of the Dispute as well as all other disputes and differences related to the Amounts Owed, any identified Inventory and the Termination. NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the sufficiency and adequacy of which is expressly acknowledged by the Parties’ signatures affixed herein below and the receipt of all such consideration is hereby acknowledged, the Parties agree hereto a full and final settlement between the Parties as follows: SETTLEMENT TERMS The foregoing recitals are incorporated herein by reference as if fully set forth herein at length. 1. Definitions. Capitalized terms used in this Agreement, including any of the above recitals, will have the applicable meanings set forth in the MSA, unless otherwise defined in this Agreement. 2. Settlement Terms. A. Payments. a. Payments to Jabil. Upon the execution of this Agreement, Cutera shall owe to Jabil the amount of nineteen million, four hundred fifty thousand United States Dollars ($19,450,000.00 USD) (hereinafter the “Settlement Amount”), which Cutera shall remit payment of Eighteen Million, Seven Hundred Thousand United States Dollars ($18,700,000.00 USD) (“First Jabil Payment”) and ensure that the First Jabil Payment is received by Jabil no later than noon (U.S. Eastern Time) on February 29, 2024. No later than 5:00 pm (U.S. Pacific Time) on the day three days after Purchased Assets (as defined below in Section 2.D), have been received by Cutera and a full reconciliation has been conducted pursuant to Section 2.B below, Cutera shall pay seven hundred

CONFIDENTIAL Execution Version Page 2 of 26 fifty thousand United States Dollars ($750,000.00 USD) less any True-Up Amount (as defined in Section 2.B.) (“Final Jabil Payment”). b. Payments to Cutera. No later than 5:00 pm (U.S. Pacific Time) on March 15, 2024, Jabil shall issue a payment to Cutera in the amount of One Million, Three Hundred Thousand, United States Dollars ($1,300,000.00 USD). B. Inventory Disposition. Upon payment of the Settlement Amount, the Parties agree that Jabil hereby irrevocably sells, assigns, transfers, conveys, grants bargains, and delivers to Cutera, all of its right, title, and interest in and to the assets listed in Attachment 1 to this Agreement (“Purchased Assets”). Incoterms 2020 “EXW” (Ex Works) will apply to the shipment of the Purchased Assets and will be deemed delivered in accordance thereto. Cutera shall arrange for a courier to pick up the Purchased Assets from Jabil’s facilities no later than 4:00 pm April 26, 2024 (local time to Jabil’s facility). Cutera may request a delay in pick-up after April 26, 2024, provided that any extension must be mutually agreed upon in writing. For the avoidance of doubt, once the First Jabil Payment has been received by Jabil, title to the Purchased Assets will transfer to Cutera and thereafter held by Jabil in consignment until Cutera arranges for its removal from Jabil’s facility in accordance with the foregoing. Cutera will be responsible for all costs associated with transporting the Purchased Assets to Cutera’s desired location. Cutera may, before the removal of the Purchased Assets from Jabil’s facility, conduct a count of the Purchased Assets to ensure such Purchased Assets are present. Cutera shall conduct a count of all Purchased Assets received at the facility designated by Cutera and the Parties shall conduct a reconciliation of the items received to the inventory list included in Attachment 1. Jabil has a right to be present for the count and reconciliation at Cutera’s facilities, and Cutera shall permit representatives from Jabil to be present for such count and reconciliation. Jabil shall cooperate with the reconciliation and provide all reasonable documentation to verify the Purchased Assets in Attachment 1. If, during such count and reconciliation thereof to the inventory list of Purchased Assets found in Attachment 1, there is a discrepancy in the quantity of the Purchased Assets, received by Cutera from what is identified in Attachment 1, or a discrepancy in the valuation of the Purchased Assets, then Jabil shall true-up Cutera for the amount of missing Purchased Assets or valuations thereof (“True-Up Amount”). For the avoidance of doubt, Final Jabil Payment and the True-up Amount shall not be affected if any quantity of Purchased Assets are lost or damaged during transit to Cutera’s facility. Cutera shall complete any such count and reconciliation within thirty (30) business days from the receipt of the last of the Purchased Assets into Cutera’s facilities, provided that Cutera shall not purposely delay its receipt of such Purchased Assets. In accordance with the foregoing, Cutera may deduct the True-Up Amount from the Final Jabil Payment, and any remaining amounts, if any, will be paid to Cutera by Jabil no later than 5:00 pm (U.S. Pacific Time) on the day three days after all of the Purchased Assets, have been received by Cutera and a full reconciliation has been conducted by Cutera. For the avoidance of doubt, Cutera shall not owe more than the Settlement Amount. THE PURCHASED ASSETS ARE PROVIDED “AS IS” AND JABIL PROVIDES NO WARRANTY OF ANY KIND TO CUTERA, OR TO ANY OTHER PARTY, AND EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. D. Equipment and Consigned Disposition. Pursuant to the MSA, Cutera supplied certain Loaned Equipment, Molds, and/or Automation, each as defined in the MSA, Purchased Assets, together with Loaned Equipment, Molds, and/or Automation, may be referred to here as “Cutera Assets”. Cutera shall arrange, at its cost, for the Loaned Equipment, Molds, and/or Automation to be collected, packaged, and removed from Jabil’s or its supplier’s facilities. Cutera will be responsible for all costs associated with transporting such Loaned Equipment, Molds, and/or Automation to Cutera’s desired location. Cutera shall arrange for the collection, packaging, and removal of such Loaned Equipment, Molds, and/or Automation to take place no later than April 26, 2024. For the avoidance of doubt, Jabil has already loaded Cutera Assets onto pallets, and Cutera may, prior to shipment of Cutera Assets and no later than two weeks from the Effective Date, determine additional packaging may be needed, at its cost with its carriers. C. Termination. The Parties hereby agree that the MSA and any executed quality agreement between the Parties or their respective affiliates related to the Products are hereby terminated as of the Effective Date, except for the following Sections of the MSA which shall survive the Termination except as specifically modified in this Agreement: Section 1 (Definitions), Section 7 (Limitation of Damages), Section 14 (Confidentiality), Section 15 (Intellectual Property Rights), Section 16 (Indemnification), and Section 19 (Publicity). The Parties agree that this Section 2.C. of the Agreement shall supersede Section 12 of the MSA and that only the provisions of the MSA expressly referenced herein shall survive and will continue to bind the Parties. Notwithstanding the foregoing, the Parties’ respective indemnification obligations outlined in Section 16 of the MSA shall survive termination of the

CONFIDENTIAL Execution Version Page 3 of 26 MSA. For the avoidance of doubt, Jabil has already returned the device history file to Cutera and is no longer obligated to retain any further records under any such quality agreements. D. Release. In exchange for the payment of the Settlement Amount outlined in Section 1 above and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, upon execution of this Agreement, except as to the obligations set forth in this Agreement, Jabil and Cutera each hereby fully and forever automatically and irrevocably expressly release, acquit and forever discharge each other, and their past and present subsidiaries, parent companies, affiliates and distributors or brokers, as well as their past and present employees, officers, directors, stockholders, attorneys, successors and assigns and concessionaires (collectively the “Released Parties”) from any and all actions, causes of action, claims or demands, liabilities, losses, damages, attorneys’ fees, court costs, or any other form of claim or compensation for claims or liability, whether known or unknown, which a Released Party now has or may hereafter have against the other, including but not limited to that which relates to or arises from, based on the facts presented, could have been brought before the Effective Date in connection with or in any way relating to the MSA, Dispute, the Amounts Owed, the Termination, and the Purchased Assets (“Released Claims”), provided, however, that Jabil and Cutera do not release each other from any claims that they may bring under this Settlement Agreement, or are unrelated to the Released Claims. The Parties mutually and expressly acknowledge and agree that this Agreement fully and finally releases and fully resolves their respective Released Claims, including those that are unknown. The Parties mutually and expressly waive all of their rights under California Civil Code §1542, which provides that: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR (“UNKNOWN CLAIMS”). The Parties also mutually and expressly waive all rights under any other statutes, legal decisions, or common law principles of similar effect. 3. No Admission. Nothing in this Agreement constitutes nor shall be deemed to constitute an admission of outstanding balance, wrongdoing, liability, or fault by any party and such liability or wrongdoing is expressly denied and disputed, and the Parties hereto agree that legal liability and damages for all claims are disputed by the persons and Parties released herein, and this release is a compromise and shall never be treated as an admission of liability or responsibility at any time for any purpose. 4. Governing Law, Venue, Fees, and Jurisdiction. This Agreement shall be governed and construed in accordance with Florida law without resort to its conflicts of law provisions. The Parties agree that all disputes and matters whatsoever arising under, in connection with, or incidental to this Agreement shall be litigated, if at all, in and before the United States District Court for Delaware (or as to those lawsuits to which the federal courts of the United States lack subject matter jurisdiction, before a court located in Wilmington, Delaware) to the exclusion of the courts of any other state, territory or country. The Parties hereby consent to such jurisdiction and waive any venue or other objection that either may have to any such action or proceeding being brought in the applicable court in Wilmington, Delaware. In any litigation arising out of, or relating to, this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs. 5. Jury Trial Waiver. EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT WHICH SUCH PARTY HAS OR MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, LITIGATION, OR PROCEEDING BASED ON OR ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, INCLUDING, BY WAY OF EXAMPLE BUT NOT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, VERBAL OR WRITTEN STATEMENTS, OR ACTS OR OMISSIONS OF ANY PARTY THAT IN ANY WAY RELATE TO THIS AGREEMENT OR OTHER SUCH DOCUMENT. FURTHERMORE, EACH PARTY AGREES THAT SUCH PARTY WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PARTIES HAVE

CONFIDENTIAL Execution Version Page 4 of 26 SPECIFICALLY DISCUSSED AND NEGOTIATED FOR THIS WAIVER, INTEND THAT IT BE GIVEN THE BROADEST POSSIBLE EFFECT ALLOWED BY DELAWARE LAW, AND UNDERSTAND ITS LEGAL CONSEQUENCES. 6. Modification. No modification, amendment, termination, or waiver of this Agreement shall be valid unless made in writing and signed by the Parties hereto. 7. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, said provision shall be ineffective only to the extent of said prohibition or invalidity, and said prohibition or invalidity shall not invalidate the remainder of said provision or any other provision of this Agreement. 8. Entire Agreement. This Agreement contains the entire agreement and understanding among the Parties with respect to the terms and conditions contemplated hereunder. This Agreement is the complete, final, and exclusive statement of those terms and conditions notwithstanding any prior agreements, representations, or statements to the contrary, except as expressly herein provided to the contrary. The Parties further agree and acknowledge that this Agreement is unconditional and that no promise or inducement has been made or offered except as set forth herein. 9. No Precedent. The Parties warrant, represent, covenant, and agree that the terms, provisions, agreements, covenants, conditions, warranties, representations, and considerations set forth in this Agreement are without precedential value, and are not intended to be, nor shall they be, construed as an interpretation of any provision of any agreement between the Parties or any governing terms and conditions between the Parties, their predecessors, parents, subsidiaries, and/or its affiliates. Nor shall the terms, provisions, agreements, covenants, conditions, warranties, representations, and considerations set forth in this Agreement, including all communications and negotiations relating thereto, be used as evidence, or be admissible in any other manner, in any court, suit, action or other dispute resolution proceedings, to create, prove, or interpret the obligations of the Parties related hereto, except as shall be necessary to enforce the terms of this Agreement. 10. Headings. The headings in this Agreement are for reference purposes only and shall not be used in construing or interpreting this Agreement. 11. Authorship. Both Parties actively participated in the drafting of this Agreement and will be deemed to have drafted the Agreement jointly. No inference or presumption of authorship shall exist as to its meaning or interpretation and no rule of construction will be applied against either Party, and any potential uncertainty or ambiguity will not be construed for or against either Party based upon attribution of drafting to either party. 12. Confidentiality. This Agreement and all of its terms and conditions, including its existence, shall remain confidential and shall not be disclosed to anyone except as follows: (a) As necessary to effectuate and/or enforce this Agreement; (b) To Jabil's or Cutera's employees, attorneys, accountants, insurers, auditors, and tax advisors, as necessary; (c) To Cutera’s or Jabil’s insurance carriers; (d) As required by law, including filings required by the SEC; or (e) By written, mutual agreement of the Parties. Any unauthorized disclosure by either Party shall be presumed to cause harm that may be redressed in a damage action as provided by law. 13. Power and Authority. Each Party represents and warrants to the other Party that it has the power and authority to enter this Agreement and perform the terms hereof, and that the person executing this Agreement on behalf of the Party has the authority to enter this Agreement and to bind the Party hereto. 14. Legal Representation. The undersigned hereby represent that they have read this Agreement in its entirety and have been represented by legal counsel throughout the negotiation of this Agreement. Each Party further acknowledges that it and its counsel have had adequate opportunity to make whatever investigation or inquiry they may deem

CONFIDENTIAL Execution Version Page 5 of 26 necessary or desirable in connection with the subject matter of this Agreement prior to the execution hereof and the delivery and acceptance of the consideration specified herein. 15. Counterparts. This Agreement, together with any amendment thereto, may be executed in one or more counterparts, each of which shall be deemed an original agreement, but all of which, taken together, shall constitute one and the same Agreement. 16. Separate Fees. The Parties shall each bear their respective costs and fees with respect to the preparation and negotiation of this Agreement. By signing below, each Party represents and warrants that such execution is duly authorized by all necessary and appropriate corporate or other action, is duly executed by, or on behalf of, such Party, and such Party is legally bound by all the terms and conditions of this Agreement.

CONFIDENTIAL Execution Version Page 6 of 26 IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the day and year first written above. CUTERA, INC. By: ________________________________ Print name: Taylor Harris Title: CEO Date: ________________________________ JABIL INC. By:________________________________ Print name: __________________________ Title: ________________________________ Date: ________________________________ Feb 28, 2024 VP, Global Business Units James O'Gorman Feb 28, 2024

CONFIDENTIAL Execution Version Page 7 of 26 Attachment 1 to Settlement Agreement

Jabil Baja Cutera Materials Item Description Unit price QTY AMOUNT Cancel Fee CPN3008731 Diode Laser Module, 1726.9nm, 100W, #8 S 13,209.00$ 195 2,575,755.00$ -$ CPN3008371 Weight, Narrow, Counter Balance, .06 Thk $ 13.76 12207 $ 167,968.32 -$ CPN1005202 CW Laser Diode Driver 640.00$ 757 484,480.00$ -$ CPN7002711 ASM, Fiber Coupled LASER, Alice 19,811.10$ 22 435,844.23$ -$ CPN3008528 ASM, FRAME, G3, ALICE 604.95$ 495 299,450.25$ -$ CPN1005308 PUMP, KNF, DC-BRUSHLESS, 24V, 4-WIRE 399.15$ 739 294,971.85$ -$ CPN3005013 CABLE ASM, KYSW, EMERG SW-AC PWR 111.29$ 2409 268,089.18$ -$ CPN1005307 PSU, 24V, 1500W, Cosel PCA1500F-24-F2 436.19$ 530 231,180.38$ -$ CPN7002712 PCBA, LASER THERMAL CONTROLLER 816.85$ 270 220,549.50$ -$ CPN3008334 Pole, Alice 277.87$ 703 195,342.61$ -$ CPN7002728 PCBA, DISPLAY ADAPTER 588.15$ 300 176,445.00$ -$ CPN1003184 CASTER, 3IN, TWIN, 3/8-16 X 3/4 15.20$ 10427 158,490.40$ -$ CPN3008044 PUMP, HP cooling 62.00$ 2439 151,218.00$ -$ CPN7002750 PCBA, AC CONTROL, ALICE 480.79$ 294 141,352.26$ -$ CPN7004333 PCBA Display IoT DVI and DF9 1,000.84$ 132 132,110.88$ -$ CPN1005260 POWER LINE FILTER, 20A 250V, M4 Studs 45.41$ 2398 108,884.55$ -$ CPN7002729 PCBA, HUMIDITY 760.32$ 138 104,924.16$ -$ CPN3008583 Heatsink, Laser, Alice 485.00$ 183 88,755.00$ -$ CPN3008182 Cable ASM, laser, TEC, Alice 85.00$ 1041 88,485.00$ -$ CPN7000418 ASS'Y., PCBA, FOOTSWITCH LEMO 57.68$ 1510 87,096.80$ -$ CPN3008768 SHIPPING BOX, CORRUGATED, AviClear 421.14$ 206 86,754.84$ -$ CPN3008271 Skin, Side, EMI, Alice 92.00$ 937 86,204.00$ -$ CPN3007206 MOUNT, LBO, TEC 155.40$ 535 83,139.00$ -$ CPN3007164 CRYSTAL, LBO, 50 deg C 790.00$ 105 82,950.00$ -$ CPN3007275 FRAME, CONSOLE, EV 427.80$ 189 80,854.20$ -$ CPN7002737 Bracket, Display to Console, Alice 1,474.76$ 53 78,162.43$ -$ CPN3008261 TIM, Thermal Interface Material, Alice 1.64$ 45989 75,329.98$ -$ CPN3003458 CABLE ASM, FLOW SWITCH, EV 64.67$ 1056 68,286.24$ -$ CPN3006504 MIRROR FLAT HR AT 532NM 1064NM EV 222.00$ 307 68,154.00$ -$ CPN1003191 Q-SW, AO, 1064NM, 4MM, 1GW 702.00$ 95 66,690.00$ -$ CPN1003167 FTG, COUPLING INSERT, 1/4 TUBE 16.11$ 4133 66,582.63$ -$ CPN3008047 Display, TFT LCD Panel, Alice 375.00$ 176 66,000.00$ -$ CPN3007205 COVER, LBO, EV 100.04$ 604 60,424.16$ -$ CPN7002613 PCBA EV3 POWER MONITOR OPTO 256.39$ 235 60,251.65$ -$ CPN3006773 HEATSINK ASM EV2 109.55$ 526 57,621.83$ -$ CPN3008272 Skin, Side, EMI, Alice 92.00$ 612 56,304.00$ -$ CPN7002900 PCBA Main Controller Avi 808.62$ 60 48,517.20$ -$ CPN7002739 SUB ASM, FLOWER POT CONN, FRAME, ALICE 249.00$ 186 46,314.00$ -$ CPN1005293 Power Entry Connector Receptacle, Male B 30.95$ 1452 44,934.32$ -$ CPN7002734 ASM, Terminal Block, Alice 238.00$ 188 44,744.00$ 40,438.68$ CPN3008146 HANDLE REAR BAR. 75 IN AL, Alice 65.50$ 683 44,736.50$ -$ CPN5100RBN Ribbon 2.5" UDI 3.43$ 12748 43,751.14$ -$ CPN3008729 HEATSINK, DEHUMIDIFIER, TESTED 218.24$ 198 43,211.52$ 7,155.00$ CPN1003503 DISPLAY, LED TFT-LCD W LED BACK LT 136.89$ 303 41,478.58$ -$ CPN1005200 Radiator/Heat Exchanger, Alice 74.77$ 548 40,973.96$ -$ CPN3008269 CABLE ASSY, ALICE SPEAKER 30.00$ 1315 39,450.00$ -$ CPN3002731 TRANSFORMER, TOROIDAL 321.12$ 121 38,855.52$ -$ CPN1005752 Noise Muffler Air Purifier 1/8 NPT Male, 90.00$ 430 38,700.00$ -$ CPN370005664 TUBING, HEAT SHRINK .125 0.97$ 39855 38,615.51$ -$ CPN3006588 HOUSING, LBO, EV 151.38$ 252 38,147.76$ -$ CPN1003151 MOTOR, STEP, 4:1, 25A 186.32$ 201 37,449.86$ -$ CPN3008428 Cable ASM, Extrusion Dehumidifier, TEC, 35.00$ 1060 37,100.00$ -$ CPN3008248 CABLE ASM, laser diode driver to laser p 39.00$ 936 36,504.00$ -$ CPN3007697 XENON LAMP, PULSED 174.00$ 205 35,670.00$ -$ CPN750005563 WIRE 10 AWG RED 18.00$ 1919.6 34,552.80$ -$ CPN147005355 REFLECTOR, CERAMIC, 5 IN ROD 249.55$ 137 34,188.35$ -$ CPN3008256 CABLE ASM, FIBER ID, ALICE 8" 41.00$ 816 33,456.00$ -$ CPN7002596 ASM, FRAME, EV3 11,070.15$ 3 33,210.46$ -$ CPN7002588 ASM, LASER CAVITY, EV3 2,254.64$ 14 31,564.95$ -$ CPN3004901 CABLE ASM, PURGE PUMP, EN 177.16$ 173 30,648.68$ -$ CPN7002185 ASM, LBO HOUSING, EV2 2,750.25$ 11 30,252.74$ -$ CPN1005444 WASHER, BELLEVILLE, #8, .344"OD X .045HT 3.84$ 7808 29,982.72$ -$ CPN3002620 BASE PLATE, LASER, EV 221.76$ 135 29,937.60$ -$ CPN1005919 CONNECTOR, ORIFICE, 0.0039, 1/4 OD 36.08$ 800 28,862.08$ -$ CPN3008504 MOUNT, HEATSINK, DEHUMIDIFIER, ALICE 16.70$ 1625 27,137.50$ -$ CPN7002814 ASM, PSU, COSEL, ALICE 1,505.32$ 18 27,095.69$ -$ CPN3008741 CABLE ASM, DOUBLE FAN , 2 WIRE, ALICE 146.00$ 183 26,718.00$ -$ CPN7002591 VASCULAR HANDPIECE EV3 3,194.55$ 8 25,556.44$ -$ CPN1000521 SWITCH,EMER PUSHBUTTON (MUSHROOM) 9.26$ 2756 25,528.83$ -$ CPN3002307 MIR FLAT HT 1064 HR-532 113.00$ 224 25,312.00$ -$ CPN3008160 Cover, Front, Console, EV2 112.00$ 222 24,864.00$ -$ CPN3002775 Shipping Crate, Cardboard, EV Cart 476.42$ 52 24,773.84$ 8,100.00$ CPN3008246 CABLE ASM, power supply to terminal bloc 22.00$ 1099 24,178.00$ 2,294.61$ Confidential Execution Version Page 8 of 26 12,249,323.77$ $ 244,806.07

CPN3008605 Cover, Front, Console, Alice 101.80$ 234 23,821.20$ -$ CPN3006498 END BLOCK, ROD/LAMP, .390 DISTANCE, EV3 103.63$ 229 23,731.27$ -$ CPN7000669 PCBA, HALL EFFECT, SENSOR ID 15.95$ 1458 23,255.10$ -$ CPN3007234 COVER, BACKPACK, CONSOLE, EV2 122.00$ 186 22,692.00$ -$ CPN3002767 CABLE ASM, HP COMM, GV 52.89$ 748 22,636.92$ -$ CPN3008647 Base, Fiber Connector, Alice 33.50$ 671 22,478.50$ -$ CPN3008247 CABLE ASM, power supply to terminal bloc 22.00$ 1019 22,418.00$ 2,294.61$ CPN1005549 USB TYPE A COUPLER, FEMALE BULKHEAD / LA 13.23$ 1695 22,416.38$ -$ CPN1005601 Inline Filter for 1/4" Tube ID, AviClear 24.50$ 913 22,371.88$ -$ CPN3008258 CABLE ASM, EMI FILTER TO GND, ALICE 10.00$ 2198 21,980.00$ -$ CPN3008274 Skin, Side, Bottom, EMI, Alice 26.50$ 825 21,862.50$ -$ CPN7002585 FINAL ASM, EV3 21,364.68$ 1 21,364.68$ -$ CPN1003196 MOTOR, MIRCO, 24VDC, PRELOAD BB 90.80$ 235 21,338.00$ -$ CPN3008543 Mount, FC Laser, Alice 42.20$ 495 20,889.00$ -$ CPN1005755 Mount, Isolator, Lord Plateform, 100PDL- 4.95$ 4203 20,794.76$ -$ CPN3002326 MIRROR, FLT, HR 99.00$ 207 20,493.00$ -$ CPN1000062 TOUCH SCREEN ANALOG RESISTIVE 85.88$ 238 20,439.44$ -$ CPN7002210 GREENGENESIS HANDPIECE 1,692.66$ 12 20,311.88$ -$ CPN7002745 ASM, OPTICAL FIBER CON, ALICE 848.13$ 23 19,507.01$ -$ CPN3008115 Cable, Ribbon, 30 pin, Laser thermal con 15.00$ 1293 19,395.00$ -$ CPN7002611 ASM, TOP COVER, EV3 2,151.85$ 9 19,366.66$ -$ CPN3007117 BODY OPTICS ASSEMBLY HANDPIECE EV2 43.80$ 442 19,359.60$ -$ CPN7002184 ASM, LBO, EV2 1,603.99$ 12 19,247.93$ -$ CPN3002634 PUMP, DIAPHRAGM, 24VDC, 50PSI 93.00$ 205 19,065.00$ -$ CPN3007856-FA ND FILTER ND210B INTO 1.00” X 0.50" 67.78$ 280 18,978.40$ -$ CPN380005015 HEAT EXCHANGER 90.00$ 210 18,900.00$ -$ CPN3008509 Cover, Rear, Console, Alice 106.85$ 176 18,805.60$ -$ CPN3008145 SUPT HANDLE REAR BAR. 5IN AL, Alice 25.50$ 721 18,385.50$ -$ CPN3002525 CORDWRAP, CONSOLE, EV 14.00$ 1283 17,962.00$ -$ CPN3008042-FA OPTICAL FIBER INTERFACE CONNECTOR, ALICE 34.41$ 510 17,549.10$ -$ CPN3008263 Cable, Ribbon, 14 pin, Laser thermal con 22.00$ 790 17,380.00$ 7,047.70$ CPN3008848 Mount, Control Bd & Dehumidifier, AV 34.60$ 483 16,711.80$ -$ CPN3008041 SMA RECEPTACLE ADAPTER, ALICE 58.00$ 286 16,588.00$ -$ CPN3008349 BUS BAR, GROUNDING 18.05$ 905 16,335.25$ -$ CPN3000500 CABLE ASS'Y., KEYSWITCH, TT 87.34$ 186 16,245.24$ -$ CPN3008435 Hsg, Left, Console, Alice 76.23$ 213 16,236.99$ -$ CPN3008436 Hsg, Right, Console, Alice 76.23$ 213 16,236.99$ -$ CPN552005697 EMI RFI POWER LINE FILTER 59.36$ 269 15,968.92$ -$ CPN3007924 CABLE ASM, MEZZ-FP, CONSOLE, EV3 62.30$ 244 15,201.20$ -$ CPN1003227 CABLE ASM, USB, MINI A - MINI B 15.23$ 987 15,032.01$ -$ CPN3008333 CABLE ASM, AC PWR PCB TO EMI filter, lug 13.00$ 1147 14,911.00$ 1,779.63$ CPN1005276 CABLE ASSY HD15 SHLD BLK 3 ft 6.12$ 2422 14,827.24$ -$ CPN3008542 SKIN, FRONT, EMI, ALICE 79.45$ 185 14,698.25$ -$ CPN3008638 Insert, Mast Hub, Alice 70.00$ 209 14,630.00$ -$ CPN3002552 CABLE ASM, CIR BRKR, ILLUM, GRN 60.18$ 241 14,503.38$ -$ CPN3008154 CONNECTOR PLATE, ALICE 30.50$ 475 14,487.50$ -$ CPN1005110 O-RING, 1.29MM 6.32MM FFKM 70A CLR-TRNSL 26.53$ 545 14,458.85$ -$ CPN3001887 CABLE ASM, WATER SENSOR, TS 70.00$ 205 14,350.00$ 29,508.26$ CPN1004333 TBG, 1/4ID X 3/8OD, FEP (LENGTH:2FT) 9.11$ 1573 14,323.42$ -$ CPN5168RBN Ribbon 5.5" UDI 0.10$ 143208.84 14,320.88$ -$ CPN3008123 Cable ASM, Fan, PS, Alice 35.00$ 406 14,210.00$ 8,318.00$ CPN3002885 CABLE ASM, DISPLAY MEZZ-FP, CONSOLE 55.40$ 250 13,850.00$ -$ CPN7002870 ASM, Humidity Sensor, Alice 1,064.74$ 13 13,841.66$ -$ CPN7002592 ASM, FIBER FOCUS, EV3 765.36$ 18 13,776.43$ -$ CPN1003502 FTG CPLG BODY 1/4" X 3/8"T 10.22$ 1347 13,766.34$ -$ CPN1003489 FTG CPLG BODY 1/4" X 1/4"T 10.16$ 1348 13,695.68$ -$ CPN3002297 Window, Pick-off, 532nm, 1064nm 103.00$ 130 13,390.00$ -$ CPN280005206 SOLENOID SAFETY SHUTTER 57.56$ 230 13,238.80$ -$ CPN3008411 Mtg. Bracket, Laser Unit, Alice 26.80$ 486 13,024.80$ -$ CPN1004488 LENS ACHROMATIC 20MM DIA 40MM FL 56.00$ 230 12,880.00$ -$ CPN3008744 FOAM PAD KIT, DEHUMIDIFIER, AVICLEAR 41.80$ 296 12,372.80$ 1,500.00$ CPN7000681 PCBA, MEZZANIN, DISPLAY, RF 63.75$ 189 12,048.75$ -$ CPN3003250 BODY, SMA HOUSING, EV 25.64$ 469 12,025.16$ -$ CPN3006619 RF LASER COVER ASSEMBY, LBO 86.86$ 138 11,986.96$ -$ CPN3002370 NUT, .14 X 20.8, MOD 55.58$ 204 11,337.85$ -$ CPN3008512 Clamp, Dish Pan, Console, Alice 7.95$ 1413 11,233.35$ -$ CPN3008462 Cable ASM, Air Pump, Pwr and Ctl, AL 25.00$ 449 11,225.00$ 324.24$ CPN0602440 Clear packaging tape 72mm width 0.13$ 85529 11,118.82$ -$ CPN3002318 MIRROR, OC, 1064NM 93.00$ 116 10,788.00$ -$ CPN3002320 MIR CONC R-100CM HR 118.00$ 91 10,738.00$ -$ CPN3008313 Bottle, Reservoir, 500 ml, Alice 49.00$ 216 10,584.00$ 27,838.75$ CPN1005614 STDF, M/F, 1/4HEX X 15/32LG, 8-32, SS 2.15$ 4912 10,577.99$ -$ CPN7000701 PCBA, SAFETY SHUTTER BOARD, EV 66.16$ 158 10,453.28$ -$ CPN3002445 UMBILICAL, MONOCOIL, 0.32OD 10.61$ 984 10,440.24$ -$ CPN7002136 ASM, Q-SWITCH, EV 1,043.21$ 10 10,432.10$ -$ CPN3008448 Cable ASM, Humidity Sensor, Alice 15.00$ 684 10,260.00$ 898.48$ CPN3008267 CABLE ASM, Interlock ALICE 12.00$ 840 10,080.00$ -$ CPN7000687 PCBA, MOTOR POSITION SENSOR 42.96$ 232 9,966.72$ -$ Confidential Execution Version Page 9 of 26

CPN1000715 FAN 10IN DIA ORION 56.15$ 177 9,938.55$ -$ CPN3008265 CABLE ASM, 12V Disp Adapter to main cont 12.00$ 822 9,864.00$ -$ CPN3002648 FIBER MAST ASM, EV 75.70$ 130 9,841.00$ -$ CPN3006109 TEC 2.44 X .74 DUAL MOUNT EH 60.06$ 162 9,729.72$ -$ CPN3002376 Shaft Coupling, 2mm X 3mm Bore, Mod 48.09$ 202 9,714.75$ -$ CPN3008352 Support, KNF Pump, Alice 17.45$ 552 9,632.40$ -$ CPN3002369 MIR, FLT, HR532, 1064 106.00$ 90 9,540.00$ -$ CPN3008539 HOLDER, RESERVOIR, ALICE 11.40$ 836 9,530.40$ -$ CPN3008123-FA CABLE ASM, FAN, PS, ALICE 94.23$ 100 9,423.00$ -$ CPN1005231 SMA ADAPTER, HASMA, HP, ALICE 7.54$ 1250 9,420.25$ -$ CPN3005571 DISC, MACOR, 25MM X 2.0MM, EN 38.85$ 242 9,401.70$ -$ CPN3009347 CABLE ASM, 4 FAN, LASER, AV 64.16$ 145 9,303.20$ -$ CPN3008628 Clamp, Reservoir, Alice, G3 10.95$ 836 9,154.20$ -$ CPN1003201 ADJUSTER, 1/4-100 X 3/4 LG, HEX HD 5.46$ 1629 8,894.34$ -$ CPN3007077 FTG, EL, 10-32 X 1/4T, CLEANED 75.06$ 118 8,856.73$ -$ CPN3008601 COLDPALTE, .375 THK, DEHUMIDIFIER, ALICE 47.00$ 186 8,742.00$ -$ CPN3009236 Support, Corner, Frame, AV 9.55$ 914 8,728.70$ -$ CPN3003301 SCR CAP W/LK WHSR, 8-32 X 1/2SS 1.06$ 8028 8,509.68$ -$ CPN1003230 SPACER, 1/2 ID X 5/8 OD X 3/16, SS 2.44$ 3416 8,324.79$ -$ CPN410005449 SCR 8-32 X 3/8 PH PN HD SEMS 0.08$ 107451 8,273.73$ -$ CPN7002212 DERMASTAT 2MM HANDPIECE 919.06$ 9 8,271.53$ -$ CPN3008232 CABLE AC SWITCH BLUE ALICE 7.50$ 1099 8,242.50$ -$ CPN3003255 Y MIRROR MNT, RT HAND, EV LSR HD 13.78$ 596 8,212.88$ -$ CPN3008231 CABLE AC SWITCH BROWN, ALICE 7.50$ 1094 8,205.00$ -$ CPN7002130 ASM, DIVERTER, EV 512.15$ 16 8,194.39$ -$ CPN400005472 ADHESIVE LOCTITE 242 47.41$ 170.94 8,104.44$ -$ CPN7002820 ASM, PUMP, KNF 897.26$ 9 8,075.31$ -$ CPN1005754 SCR, 8-32 Thread, 3/8" Long Black-Oxide 0.31$ 25572 8,016.82$ -$ CPN1005703 GPS antenna, AviClear 11.55$ 685 7,911.75$ -$ CPN3002506 MIRROR, CONC, R-1M,HR,1064 90.00$ 87 7,830.00$ -$ CPN3008243 LASER ROD 6.35MM X 129 MM, EV 869.00$ 9 7,821.00$ -$ CPN3008577 BRACKET, SUPPORT, UPPER, ELECTRONICS, AL 16.05$ 486 7,800.30$ -$ CPN7002595 ASM, BAREBONE, EV3 3,898.18$ 2 7,796.36$ -$ CPN3008273 kin, Fan, EMI, Alice 27.60$ 282 7,783.20$ -$ CPN171005089 INSULATION BLOCK 42.87$ 180 7,716.60$ -$ CPN7002587 ASM, LASER HEAD, EV3 7,578.68$ 1 7,578.68$ -$ CPN7002593 ASM, POWER MONITOR, EV3 576.63$ 13 7,496.24$ -$ CPN1005112 POWER SUPPLY, 24VDC, 13.4A, 321.6W 44.09$ 168 7,406.45$ -$ CPN1005526 ORIFICE, .010" 1/4T PTC 12.08$ 601 7,260.26$ -$ CPN3008510 Spacer, Caster, Console, Alice 9.45$ 767 7,248.15$ 606.48$ CPN411005675 TAPE, TEFLON 2.85$ 2542 7,244.70$ -$ CPN3007755 HOUSING, BACK, DERMASTAT 17.96$ 399 7,167.96$ -$ CPN1003166 FTG, COUPLING BODY, 5/32 TUBE 9.78$ 699 6,836.22$ -$ CPN3008018 Enclosure, Heat Exchanger, Alice 18.43$ 364 6,708.52$ -$ CPN3008114 Cable, Display to display adapter, Alice 42.62$ 157 6,691.34$ -$ CPN3002371 MOD, THREADED ROD, 0.14"-20.8, HP, EV 32.30$ 207 6,686.27$ -$ CPN1005269 FTG elbow 3/8" Plug-In Elbow 7.60$ 870 6,612.00$ -$ CPN1004299 COOLANT, DOWFROST, 40% 1GAL 110.00$ 60 6,600.00$ -$ CPN3008260 Cable ASM, 4 Fan, laser, Alice 40.00$ 165 6,600.00$ 66,468.72$ CPN7002123 ASM, OPTIC MOUNT, LM3, EV 312.67$ 21 6,565.99$ -$ CPN3006585 PLATE, END, WINDOW, EV 30.62$ 211 6,460.40$ -$ CPN7002125 ASM, OPTIC MOUNT, LM5, EV 337.99$ 19 6,421.78$ -$ CPN3007061 BEZEL FRONT HANDPIECE EV2 28.00$ 228 6,383.09$ -$ CPN3008493 Cable, ASM, Dehumidifier thermistor with 34.00$ 186 6,324.00$ -$ CPN3002472 BLADE, SAFETY SHUTTER, EV 53.40$ 118 6,301.20$ -$ CPN3006430 TILT PLATE, EV 26.79$ 235 6,295.65$ -$ CPN3007536 Cable ASM, Thermistor, HP, EV 24.65$ 255 6,285.75$ -$ CPN1003459 FERR RND CBL SNAP 8.5-10MM GRY 5.18$ 1207 6,252.26$ -$ CPN7001991 ASM, LM9, LBO HSG, EV 510.88$ 12 6,130.56$ -$ CPN3003254 Y MIRROR MNT. LT HAND, EV LSR HD 16.28$ 373 6,072.44$ -$ CPN1000182 STAND-OFF, M/F 8-32 1/4HEX, 1/2L 2.07$ 2910 6,023.70$ -$ CPN7000919 PCBA HP GV NXP LED 33.87$ 177 5,994.99$ -$ CPN3006791 CABLE ASM, AC GND, TSID 1.21$ 4921 5,962.78$ -$ CPN3002742 CABLE ASM, CIR BRKR-EMI BUNDLE, EV 13.40$ 439 5,882.60$ -$ CPN1005267 FTG elbow 3/8" Tube OD x 1/4 Pipe 4.62$ 1267 5,853.29$ -$ CPN3005061 HEAT EXCHANGER, CLEANED, EH 90.00$ 65 5,850.00$ -$ CPN3006580 LID, LBO HSG, EV 22.58$ 259 5,848.74$ -$ CPN1004517 LENS, CONVEX, 6MM DIA, 7.5MM FL 23.45$ 244 5,721.80$ -$ CPN7002893 ASM, TREE, AVICLEAR 438.64$ 13 5,702.32$ -$ CPN3008415 Hsg, Top, Rear, Optical, Console, Alice 14.23$ 394 5,606.62$ -$ CPN3008537 MOUNT, PSU, COSEL, ALICE 22.70$ 243 5,516.10$ 1,305.48$ CPN7001992 ASM, LM10, LBO HSG, EV 423.17$ 13 5,501.19$ -$ CPN3002490 RESERVOIR, EV 97.87$ 54 5,284.98$ -$ CPN7002126 ASM, OPTIC MOUNT, LM6, EV 329.13$ 16 5,266.01$ -$ CPN3007246 DECK, FLOWERPOT, EV2 14.87$ 354 5,263.98$ -$ CPN7002124 ASM, OPTIC MOUNT, LM4, EV 347.48$ 15 5,212.27$ -$ CPN1005746 FTG, ADAPTER, 1/4T X 1/16MNPT 5.51$ 941 5,183.03$ -$ CPN1005704 CELL/GPS bulkhead adapter, AviClear 12.25$ 421 5,157.25$ -$ Confidential Execution Version Page 10 of 26

CPN7002137 ASM, SAFETY SHUTTER, EV 321.21$ 16 5,139.34$ -$ CPN3002713 CABLE ASM, HVPS/EMI 11.48$ 439 5,039.72$ -$ CPN3008148 Bracket, LCD, Display, Alice 22.35$ 225 5,028.75$ 616.20$ CPN1000177 KAPTON TAPE 3/4W 0.43$ 11744 5,023.85$ -$ CPN3003610 Cover, HVPS, ASM 57.00$ 87 4,959.00$ -$ CPN3002723 CABLE ASM, TERMISTOR, HP, EV 24.65$ 199 4,905.35$ -$ CPN3008496 Cable ASM, Thermistor w/ Lug, Laser, Ali 28.00$ 175 4,900.00$ -$ CPN3008541 Mount, KNF Pump-Muffler, Alice 25.40$ 191 4,851.40$ 1,363.62$ CPN3002298 MIRROR OC 532 112.00$ 43 4,816.00$ -$ CPN3006475 MOUNT, DIVERTER, LEFT, EV LH 28.46$ 169 4,809.74$ -$ CPN7002127 ASM, OPTIC MOUNT, LM7, EV 341.15$ 14 4,776.15$ -$ CPN1005274 HDMI Cable 1ft - 18Gbps Black, Alice 12.14$ 393 4,770.23$ -$ CPN3006586 TILT PLATE, THK, EV 25.60$ 185 4,736.00$ -$ CPN3008648 Foam, Seal, Fiber Conn, Alice 3.96$ 1185 4,692.60$ -$ CPN3006583 BASE, LBO MOUNT 24.71$ 185 4,571.35$ -$ CPN1000461 ELECTRICAL TAPE VINYL 5.45$ 838 4,564.59$ -$ CPN3002060 TUBING, COPPER, .375 OD, THERMISTOR 1.88$ 2414 4,547.98$ -$ CPN7002133 ASM, INTERCAVITY SHUTTER, EV 302.46$ 15 4,536.85$ -$ CPN7002122 ASM, OPTIC MOUNT, LM2, EV 320.26$ 14 4,483.68$ -$ CPN1003769 ADHESIVE, THERMAL EPOXY, SUPREME1/2PINT 280.00$ 16 4,479.98$ -$ CPN7002881 ASM, RESERVOIR, AVICLEAR 258.24$ 17 4,390.10$ -$ CPN1005219 Fan guard&filter 1.25$ 3518 4,381.67$ -$ CPN3002651 INSERT, MAST HUB, EV 16.87$ 259 4,369.33$ -$ CPN3006223 RETAINER, LEVEL SENSOR 1.82$ 2405 4,367.72$ -$ CPN3009180 ASM, SAPPHIRE WINDOW HOLDER, EV2 484.68$ 9 4,362.12$ -$ CPN3002773 BOX/ FOAM SET, SHIPPING, GV & EV HP 32.12$ 135 4,336.20$ -$ CPN3002690 CABLE ASM, FIBER ID, EV 36.00$ 120 4,320.00$ -$ CPN1005740 Valve, Pressure Relief, AviClear 7.98$ 532 4,245.36$ -$ CPN3007936 Chassis, Top Cover, EV3 42.11$ 100 4,211.30$ -$ CPN3002306 MIR CONC R-15CM HR DUAL 161.00$ 26 4,186.00$ -$ CPN3006429 PLATE, END, EV 23.40$ 178 4,165.20$ -$ CPN3007236 CLAMP, CRADLE, EV2 3.11$ 1330 4,132.31$ -$ CPN3003270 SMA RECEPTACLE, EV 41.54$ 99 4,112.46$ -$ CPN3002643 PLATE, CONNECTOR, FP, HP, EV 6.48$ 632 4,095.36$ -$ CPN3006581 CLAMP, LBO BASE, EV 21.32$ 192 4,093.44$ -$ CPN3003253 HOLDER, MIRROR MNT. EV 4.25$ 958 4,071.50$ -$ CPN7000707 PCBA, EV STARTER 24.76$ 164 4,060.64$ -$ CPN7002121 ASM, OPTIC MOUNT, LM1, EV 312.03$ 13 4,056.43$ -$ CPN7002128 ASM, OPTIC MOUNT, LM8, EV 336.72$ 12 4,040.67$ -$ CPN3000514 THERMISTOR ASSY, TT 9.47$ 417 3,948.99$ -$ CPN3002715 CABLE ASM, KEY/EMO-HVPS, EV 15.85$ 249 3,946.65$ -$ CPN1003424 TUBING, PU 1/4OD X .045 WALL, WHITE 2.08$ 1872 3,884.40$ -$ CPN151005381 CABLE WATER FLOW INTERLOCK 3.60$ 1073 3,864.41$ -$ CPN1005775 CABLE HOLDER, TWIST LOCK, .75" BUNDLE DI 0.46$ 8198 3,779.28$ -$ CPN3002613 HANDLE, TOPCOVER, EV 29.01$ 129 3,742.03$ -$ CPN340005229 CARTRIDGE DEIONIZER 27.45$ 136 3,733.20$ -$ CPN7002211P DERMASTAT 1MM HANDPIECE EV3, PURCHASED 910.53$ 4 3,642.10$ -$ CPN3002488 CABLE ASM, SENSOR, THERMAL, GP 34.27$ 104 3,564.38$ -$ CPN7002134 ASM, BEAM PICK-OFF, EV 235.72$ 15 3,535.74$ -$ CPN3007247 COVER, LEFT, FLOWERPOT, EV2 9.80$ 357 3,499.67$ -$ CPN3008348 Console connector, Scorpion, female, Ali 6.94$ 500 3,470.00$ -$ CPN510005624 CONN DIN SAFETY INTERLOCK 2.69$ 1257 3,381.33$ -$ CPN3008593 Bracket, Display to Console, Alice 13.85$ 244 3,379.40$ 247.10$ CPN3008417 racket, Electronic Support, Alice 18.15$ 186 3,375.90$ 332.37$ CPN3002670 LATCH PIN, SOUTHCO, MODIFIED, EV 9.56$ 353 3,374.68$ -$ CPN1003257 TUBING, 1/2 OD X .09 WALL, PU 2.37$ 1422 3,370.14$ -$ CPN3007119 ASM HOLDER SAPPHIRE WINDOW EV2 414.84$ 8 3,318.72$ -$ CPN7002193 ASM, LEFT COVER, EV2 331.00$ 10 3,310.04$ -$ CPN7000374 ASS'Y, PCB USB CONNECTOR 19.50$ 169 3,295.50$ -$ CPN7002880 ASM, COOLING PUMP, AVICLEAR 191.66$ 17 3,258.27$ -$ CPN7002879 SM, HEAT EXCHANGER, AVICLEAR 403.96$ 8 3,231.65$ -$ CPN1005362 FTG, ADPTR, 1/4T X 1/8NPT 1.56$ 2055 3,210.57$ -$ CPN1004176 FILTER CARTRIDGE, 10.1CFM, 1/4T, PVDF 29.69$ 108 3,206.41$ -$ CPN1005109 LENS,CONVEX,9mmDia.x27mmFLCoated,Double 25.55$ 124 3,168.20$ -$ CPN3007277 SNAP ASM, FP, EV2 4.29$ 732 3,142.48$ -$ CPN1005108 LENS,CONVEX 9.0mmDiax22.0mm FL,CoatPlano 25.55$ 122 3,117.10$ -$ CPN1003804 SCR, SEMS, PPH, M3-.5 X 6MM LG, SS 0.48$ 6495 3,116.30$ -$ CPN3007055 CAP, NO STANDOFF, DERMASTAT, 2MM 6.85$ 454 3,109.90$ -$ CPN3007248 COVER, RIGHT, FLOWERPOT, EV2 8.71$ 355 3,093.47$ -$ CPN1004542 Indicator, TiltWatch Plus 3.52$ 875 3,080.00$ -$ CPN3002509 CABLE ASM, AIM DIODE, GP 18.79$ 163 3,062.77$ -$ CPN1000329 FITTING 90DEG 3/8 INST X 3/8 MALE T 4.94$ 606 2,996.19$ -$ CPN1005373 Cable, 4G, 3G, 2G Cell Antenna, Alice 2.95$ 1006 2,967.70$ -$ CPN1000188 CONN, 90DEG ELBOW, 3/8 ITF,1/4 ITF 5.38$ 550 2,959.44$ -$ CPN3008350 Strip, Rubber, KNF Pump Mount 3.10$ 952 2,951.20$ -$ CPN1003770 ADHESIVE, ELASTOMERIC EPOXY, 206.68$ 14 2,893.52$ -$ CPN3008416 Hsg, Flowerpot, Console, Alice 12.43$ 232 2,883.76$ -$ CPN3002611 BEZEL, LCD, EV 15.94$ 180 2,868.66$ -$ Confidential Execution Version Page 11 of 26

CPN3007315 CAP, REAR, SMA HOUSING, EV2, GV 16.77$ 171 2,867.67$ -$ CPN3007257 HANDLE, FRONT, CHASSIS, EV2 41.56$ 69 2,867.64$ -$ CPN1000634 SCR, 8-32 X 5/8, PPH, SEMS, SS 0.54$ 5321 2,846.74$ -$ CPN1005439 1/8" HB Filtered Orifice Connector 4.28$ 664 2,841.92$ -$ CPN3006480 HOLDER, MOTOR- DIVERTER, EV LH 25.81$ 110 2,839.10$ -$ CPN7002882 ASM, FIBER MAST HUB, AVICLEAR 201.39$ 14 2,819.53$ -$ CPN1005705 WiFi bulkhead adapter, AviClear 14.00$ 201 2,814.00$ -$ CPN1006351 CELL/GPS Bulkhead Adapter, D, AV 12.25$ 226 2,768.50$ -$ CPN1003299 CLAMP, CABLE, 5/8 DIA 0.96$ 2860 2,745.60$ -$ CPN1005063 Tubing, .250 OD X .125 ID X .062 Wall, T 1.82$ 1510 2,743.97$ -$ CPN3008601-FA COLDPALTE, .375 THK, DEHUMIDIFIER, ALICE 21.18$ 129 2,732.22$ -$ CPN3003150 BASE, ISO MOUNT, EV 4.72$ 566 2,671.52$ -$ CPN7002197 ASM, AIMING DIODE, EV2 190.47$ 14 2,666.65$ -$ CPN3002484 UMBILICAL, TUBE LINER, 0.475 OD, PU 8.10$ 326 2,640.60$ -$ CPN3004927 WINDOW, PLANE, 1"DIA X .12THK, EN 10.50$ 250 2,625.00$ -$ CPN7002736 ASM, EMO / KeySwitch 255.69$ 10 2,556.87$ -$ CPN750005564 WIRE 10 AWG BLACK 1.37$ 1867 2,554.06$ -$ CPN3008729-FA HEATSINK, DEHUMIDIFIER, TESTED 633.60$ 4 2,534.40$ -$ CPN7002594 ASM, 24V PSU, EV3 505.77$ 5 2,528.84$ -$ CPN3003134 BEZEL, HP, GV 15.01$ 168 2,521.68$ -$ CPN3004543 CABLE ASM, LASER DIOSE, AIM, EH 24.65$ 102 2,514.30$ -$ CPN3007272 CLAMP, LAMP, ULTEM 7.13$ 349 2,488.37$ -$ CPN3000631 SHIPPING CONTAINER HVPS FOAM 25.26$ 98 2,475.48$ -$ CPN401005196 KAPTON TAPE 2 MIL X 2 IN 4.13$ 597 2,466.80$ -$ CPN3008639 BOOM HOLDER, BRACKET, ALICE 11.70$ 209 2,445.30$ 205.29$ CPN1003802 ADHESIVE, FLEXIBLE EPOXY EPO-TEK 58.33$ 40 2,333.20$ -$ CPN320005253 CONN ST 1/2 ITF X 3/8 ITF 2.86$ 806 2,306.77$ -$ CPN1004464 FSG, .02"H X .157"W X 48"L 2.31$ 994.1 2,296.67$ -$ CPN3007140 CAP, STANDOFF, DERMASTAT, 1MM 3.97$ 577 2,291.84$ -$ CPN3007078 FTG, 10-32 X 1/4T, CLEANED 32.25$ 71 2,289.68$ -$ CPN3008266 CABLE ASM, VAC Sense, ALICE 12.00$ 190 2,280.00$ -$ CPN3007258 SHAFT, HANDLE, FRONT, CHASSIS, EV2 23.34$ 97 2,263.98$ -$ CPN3002725 CABLE ASM, LEVEL SW, RESERVOIR, EV 15.81$ 143 2,260.83$ -$ CPN1004408 FTG, 10-32 X 1/4T 32.25$ 70 2,257.43$ -$ CPN3002642 PLATE, CONNECTOR, FP, CONSOLE, EV 9.47$ 232 2,197.04$ -$ CPN1000375 SCREW, PH PN HD, SEMS, 8-32 X 1 LG 0.69$ 3168 2,196.69$ -$ CPN1003250 SCR, PPH, M4 X 6, SEMS, SS 0.79$ 2784 2,185.44$ -$ CPN330005197 O-RING .239 X .051 TEFLON 9.26$ 234 2,166.84$ -$ CPN1004185 WASHER, BELLEVILLE, #6 0.86$ 2508 2,165.42$ -$ CPN1004519 LENS, YAG-BBAR,9MMDIAX12MMFL,PLCX,COAT 26.25$ 82 2,152.50$ -$ CPN1003999 ADJUSTER,1/4-100X3/4 LGHEX HD,SS CLEAN 5.10$ 420 2,142.00$ -$ CPN7002189 ASM, RIGHT COVER FLOWERPOT DECK, EV2 527.60$ 4 2,110.41$ -$ CPN3002714 CABLE ASM, STARTER WIRE, EV 3.05$ 691 2,107.55$ -$ CPN3008575 Box, Antenna, Alice 11.35$ 185 2,099.75$ 1,004.40$ CPN1005250 WiFi antenna, Alice 3.75$ 556 2,085.00$ -$ CPN1003252 FITTING, PTC, 1/4 X1/4, 90 EL 1.39$ 1493 2,081.24$ -$ CPN7002887 ASM, FLOW SWITCH, ALICE 259.88$ 8 2,079.06$ -$ CPN3006541 ADAPTER PLATE, PURGE SYSTEM, EV 24.39$ 83 2,024.37$ -$ CPN1003163 CONN, HSG, MALE, SIZE 16/22, GFSH89 3.01$ 663 1,995.63$ -$ CPN1005251 4G, 3G, 2G Cell Antenna, Black, AV 2.95$ 676 1,994.20$ -$ CPN1003251 FITTING, PTC, 3/8 X 3/8 COUPL 3.41$ 584 1,993.78$ -$ CPN3007317 CAP, REAR, SMA HOUSING, EV2, 1MM 11.98$ 166 1,988.96$ -$ CPN3002801 TUBE, FLARED, LATCH GUIDE 12.45$ 158 1,967.10$ -$ CPN3007508 Panel Filler, Handle, EV2 10.66$ 184 1,961.44$ -$ CPN1005372 Cable, WiFi antenna, Alice 3.50$ 560 1,960.00$ -$ CPN3002753 MAGNET STRIP, HIGH ENERGY, EV 0.56$ 3478 1,947.68$ -$ CPN1004177 TBG, 1/8"ID X 1/4"OD, FEP 2.73$ 710 1,940.43$ -$ CPN3007314 CAP, REAR, SMA HOUSING, EV2, CV 9.34$ 207 1,933.38$ -$ CPN1003951 Label, Impact Indicator, 25G 3.17$ 607 1,922.98$ -$ CPN3001090 CABLE ASSY, EMER OFF BLOCK 16.34$ 117 1,911.78$ -$ CPN400005473 LUBRICANT APIEZON AP101 76.67$ 24.69 1,892.88$ -$ CPN3008439 Hsg,Top, Rear, Upper, Console, Alice 7.92$ 237 1,877.04$ -$ CPN7002139 ASM, RESERVOIR, EV 234.35$ 8 1,874.81$ -$ CPN3007240 COVER-B, SMA HOUSING, EV2 2.72$ 685 1,865.26$ -$ CPN1004546 Heatshrink Tubing, Polyolefin, 2-1, .19 11.67$ 159 1,855.64$ -$ CPN1000009 FERRITE CLAMP ON ASSEMBLY 1.13$ 1632 1,847.42$ -$ CPN1004315 CLAMP, HOSE, .28-.30 BUNDLE DIA, POM, WH 1.08$ 1704 1,836.91$ -$ CPN3007136 MOUNT SPACER PCBA RETROFIT HP EV2 2.71$ 673 1,822.75$ -$ CPN1003428 SCREW, PLASTITE. 8-16 X 3-8L 0.43$ 4201 1,817.35$ -$ CPN3008649 Cover, PCBA, Fiber Conn, Alice 3.61$ 494 1,783.34$ -$ CPN1003481 SPRING, EXT, .188OD X .50LG, .031MW 0.65$ 2752 1,775.04$ -$ CPN3006438 BLOCK, SPRING RETAINER, EV 9.75$ 182 1,774.50$ -$ CPN1003198 ADHESIVE, OPTICAL, UV CURE, GEL 197.00$ 9 1,773.00$ -$ CPN1000340 FITTING 90DEG 1/4 STEM X 1/4 INSTA 2.91$ 606 1,766.25$ -$ CPN430005801 SCR, PH PN HD, SEMS 2-56 7 /16 LG S 2.07$ 833 1,722.64$ -$ CPN3007739 Holder, Lens, L1, EV, 9mm 7.39$ 232 1,714.94$ -$ CPN3002564 HINGE PIN, TOP COVER, EV 7.63$ 222 1,693.86$ -$ CPN3007224 DOUBLE CLIP UMBILICAL, EV2 1.84$ 913 1,676.27$ -$ Confidential Execution Version Page 12 of 26

CPN3007116 HOLDER LENS L2 EV2 7.20$ 232 1,670.40$ -$ CPN1000293 KAPTON TAPE 1-4W 36 YD 0.14$ 12101 1,669.94$ -$ CPN3007110 Tube, Genesis HP, EV2 9.97$ 167 1,664.99$ -$ CPN3007316 CAP, REAR, SMA HOUSING, EV2, 2MM 9.35$ 177 1,654.95$ -$ CPN3007109 CLAMP, TUBE, GENESIS HP, EV 9.85$ 168 1,654.80$ -$ CPN1004392 LABEL, BLANK, 4 X 2 0.08$ 20650 1,652.00$ -$ CPN3007108 HOLDER, TUBE, GENESIS HP, EV 9.84$ 167 1,643.28$ -$ CPN3003087 MOUNT, AIM-DIODE, HP, GP 9.92$ 164 1,626.88$ -$ CPN1000231 TERM CRIMP BUTT SPLICE 10-12 AWG 9.90$ 163 1,613.70$ -$ CPN3002612 BEZEL, KEY SW/EMO, EV 9.33$ 172 1,604.76$ -$ CPN7002148 ASM, PURGE PUMP, EV 313.87$ 5 1,569.36$ -$ CPN3002427 MOUNT, FRT, PWR MTR, EV 8.47$ 185 1,566.95$ -$ CPN3002733 CABLE ASM, Q-SW DRIVER, COAX, EV 8.56$ 183 1,566.48$ -$ CPN3002734 BLADE, DIVERTER, EV 14.34$ 109 1,563.06$ -$ CPN3002796 LABEL, CAUTION, LASER RAD 0.41$ 3766 1,555.36$ -$ CPN3007239 COVER-A, SMA HOUSING, EV2 2.29$ 680 1,555.16$ -$ CPN1003222 TUBING, .158 OD X .118 ID, PTFE 0.36$ 4340 1,549.38$ -$ CPN1005923 CONN, 45 ELBOW, 1/4 OD 3.88$ 397 1,541.55$ -$ CPN3007500 3007500 r1 Cradle, hp, EV2 4.21$ 365 1,536.65$ -$ CPN3006492 BRACKET, PURGE PUMP, EV 17.85$ 86 1,535.10$ -$ CPN430005966 SCR, 2-56 X 5/16 PH PN HD SEM SS 0.09$ 17500 1,530.17$ -$ CPN3007158 LENS BICONCAVE 10MM DIA. X 14.7MM FL, 5.72$ 265 1,516.86$ -$ CPN3002476 X-Y PLATE, FIBER FOCUS, EV 15.79$ 96 1,515.84$ -$ CPN3002426 END REFLECT, PWR MTR, EV 15.40$ 96 1,478.40$ -$ CPN1003294 TUBING, 3/32 ID X 1/32 WALL, PVC 15.50$ 95.2 1,475.60$ -$ CPN3007084 ADJUSTER,1/4-100 X 3/4 LG,HEXHD,SS,CLEAN 5.10$ 288 1,468.80$ -$ CPN3002549 FRONT LATCH PLATE, TOPCOVER, EV 10.92$ 134 1,463.28$ -$ CPN3005718X WINDOW, COATED,1.0DIA,1064-532-450NM,EN3 10.50$ 139 1,459.50$ -$ CPN3007873 BASE, POWER MONITOR, EV3 13.13$ 111 1,457.87$ -$ CPN3007241 CAP, FRONT, SMA HOUSING, EV2 2.18$ 667 1,452.73$ -$ CPN1003220 CABLE ASM, FLAT FLEX, DISPLY, 6 IN 8.66$ 165 1,428.74$ -$ CPN3002464 BASE, Q-SW MNT, EV 13.95$ 102 1,422.90$ -$ CPN402006100 ALUMINA THERMAL COMPOUND 236.23$ 6 1,417.38$ -$ CPN3007114 BRACKET HEATSINK TO LENS CELL EV2 6.85$ 205 1,405.15$ -$ CPN1005268 FTG elbow 1/4" Tube OD x 1/4 Pipe 3.26$ 430 1,401.11$ -$ CPN1003534 FTG CPLG 1/4T X 1/4T GRAY 2.70$ 517 1,393.32$ -$ CPN3008438 Hsg, Display, Alice 6.48$ 215 1,393.20$ -$ CPN3002365 BASE, ICS, EV 12.40$ 112 1,388.80$ -$ CPN171005100 CLAMP, LASER ROD 4.75$ 291 1,382.25$ -$ CPN1005211 SCREW, SHC, M4 X 0.7mm THD X 22mm LG 0.16$ 8350 1,371.54$ -$ CPN3002624 PANEL, PWR SUPPLY, CONSOLE, EV 10.97$ 125 1,371.38$ -$ CPN3002425 BODY, PWR MTR, EV 6.96$ 196 1,364.16$ -$ CPN1000232 SCR, SEMS 8-32,1-4L,SS, PH PN HD 0.32$ 4301 1,359.12$ -$ CPN1000219 TAPE DAMPENING .025 THICK 24.59$ 55 1,352.34$ -$ CPN1005730 SCR, PLASTITE, 6-19 X 1/4"LG, SS 0.36$ 3703 1,347.15$ -$ CPN1005756 Male-Female Threaded Hex Standoff 1/4" H 0.59$ 2265 1,336.35$ -$ CPN3007290 SMA STRAIN RELIEF DERMASTAT 3.81$ 350 1,334.20$ -$ CPN1006187 TUBING, PU 1/4OD X .045 WALL, CLEAR 3.08$ 432 1,330.56$ -$ CPN1003274 FITTING, COUPLING, 1/2" BULKHEAD 10.78$ 123 1,325.82$ -$ CPN3007056 CAP, STANDOFF, DERMASTAT, 2MM 7.32$ 181 1,324.92$ -$ CPN1000069 SPEAKER,PERM MAG, ,XEO 4.53$ 290 1,313.70$ -$ CPN3008584 COVER PLATE FIN DEHUMIDIFIER, ALICE 6.71$ 194 1,301.74$ -$ CPN3008509-FA COVER, REAR, CONSOLE, ALICE 259.65$ 5 1,298.25$ -$ CPN3006302 CABLE ASM, RECTIFIER 24V PS POWER, EV 11.79$ 109 1,285.11$ -$ CPN3000215 CABLE ASSY, XEO SPEAKER 12.43$ 102 1,267.86$ -$ CPN3002610 BEZEL, FIBER POLE, EV 7.57$ 167 1,263.59$ -$ CPN1004399 SCR, SHOULDER, 4-40, 1/8DIA X 7/16, SS 2.66$ 475 1,263.50$ -$ CPN1005123 CABLE, CAT5E, ANGLED, 7FT, BLUE 6.94$ 181 1,256.14$ -$ CPN3007021 CLAMP MOTOR HANDPIECE EV2 6.61$ 190 1,255.52$ -$ CPN3008437 Hsg, Top Rear, Console, Alice 5.35$ 233 1,246.55$ -$ CPN7002194 ASM, RIGHT COVER, EV2 248.40$ 5 1,241.98$ -$ CPN3007926 Housing, Lens Cell, Dermastat 1mm 4.44$ 279 1,237.42$ -$ CPN1004173 FTG, ADAPTER, 1/4T X 1/8MNPT 3.53$ 349 1,230.64$ -$ CPN3008583-FA Heatsink, Laser, Alice 246.00$ 5 1,230.00$ -$ CPN1005611 HEATSHRINK EPS200 3/4"X4' BLACK 13.44$ 91 1,223.04$ -$ CPN1000076 CONN REDUCING STRAIGHT 3/8 X1/4 3.44$ 353 1,213.26$ -$ CPN3007111 LENS CELL, GENESIS HP, EV 7.86$ 154 1,210.44$ -$ CPN1003212 FTG, PTC, 1/2 X 1/4 X 1/2 TEE, BLK 12.94$ 92 1,190.48$ -$ CPN3008117 FOAM SEAL FIBER COUPLER, ACNE 0.95$ 1250 1,187.50$ -$ CPN320006010 CONN ST, 1/4 MPT X 1/4 QR CR-BRASS 22.20$ 53 1,176.60$ -$ CPN320005252 CONN T 1/2 ITF X 1/2 ITF X 3/8 I 3.98$ 294 1,170.12$ -$ CPN1004530 SCREW, PAN HD, #2-56 X 5/16" LG, NYLON 1.80$ 651 1,168.55$ -$ CPN3002636 MOUNT, PICKOFF, VERT, EV 10.42$ 112 1,167.04$ -$ CPN171005935 NUT, KEYSWITCH 1.35$ 862 1,163.70$ -$ CPN1004186 CABLE ASM, CAT5E 350MHZ, RJ45 M/M, YEL, 1.32$ 876 1,160.61$ -$ CPN3007054 LENS CELL, DERMASTAT 2.52$ 460 1,159.20$ -$ CPN3007008 MOUNT OPTICS ASSEMBLY HANDPIECE EV2 5.60$ 205 1,148.00$ -$ CPN7002739-FA SUB ASM, FLOWER POT CONN, FRAME, ALICE 229.05$ 5 1,145.25$ 19,498.45$ Confidential Execution Version Page 13 of 26

CPN7002195 ASM, TREE, EV2 227.91$ 5 1,139.55$ -$ CPN1003259 KEEPER, LATCH, FLOATING, SOUTHCO 4.74$ 240 1,136.40$ -$ CPNLBLBLN 1"X0.5" label 3 per row" 0.02$ 47303 1,135.27$ -$ CPN1004543 WIRE, 1 COND, STRND, 20AWG, RED, PTFE 1.22$ 930 1,134.97$ -$ CPN1003979 ADHESIVE, ELASTOMERIC EPOXY, MILBOND A&B 81.00$ 14 1,134.00$ -$ CPN1005365 Washer, fiber, #6 screw, Alice 0.15$ 7800 1,131.17$ -$ CPN3001196 MOUNT LCD XEO NUI 10.94$ 102 1,115.47$ -$ CPN1005371 SCR, PPH, 8-32 X 3/4"LG, SS, SEMS 0.46$ 2411 1,110.02$ -$ CPN1005729 FTG, ADPTR, 1/4T X 1/8FNPT 5.36$ 207 1,108.86$ -$ CPN3003163 FOAM SEAL FIBER EXIT 3.45$ 319 1,100.55$ -$ CPN3002666 CLAMP, CABLE FEEDTHRU, EV 6.08$ 180 1,094.40$ -$ CPN1005154 FERRITE, 220OHM, SNAP ON 18.80MM 2.31$ 472 1,090.32$ -$ CPN3002700 FITTING, 1/4-28 X 1/4 STEM, Q-SW 4.87$ 224 1,090.21$ -$ CPN1004529 RETAINING RING, M12.5 X. 0.5 - SM12RR 12.11$ 90 1,090.02$ -$ CPN3002958 APERTURE, AIM DIODE, HP, GP 7.74$ 140 1,083.60$ -$ CPN1003213 FITTING, PTC, 1/2 STEM X 1/2 90 EL 5.28$ 205 1,081.99$ -$ CPN1000209 LABELDANGER HIGH VOLTAGE 4.25$ 253 1,075.25$ -$ CPN1005738 SCR, 8-32 Thread, 3/8" Long Black-Oxide 0.08$ 13210 1,073.97$ -$ CPN3007843 T-Bar, Saddle, Cable, EV2 5.87$ 181 1,061.84$ -$ CPN1005312 Mount, Isolator, Lord Plateform, 100PDL- 5.29$ 200 1,058.00$ -$ CPN1005261 Spring, .36 Dia, .50 Lg, .026 Wire Dia 5.20$ 200 1,039.34$ -$ CPN3003221 LABEL, ARROW, FLOWERPOT, EV 4.13$ 251 1,036.63$ -$ CPN3007005 COVER A HANDPIECE EV2 VASCULAR 14.33$ 72 1,031.76$ -$ CPN1005321 FITTING, PTC, WYE, FOR 5/32" Tube OD (57 5.17$ 198 1,023.34$ -$ CPN3008548 LABEL, WINDOW, REAR, EV 5.84$ 175 1,022.18$ -$ CPN7002883 ASM, Flowerpot Console Con, Alice 508.32$ 2 1,016.64$ -$ CPN3007756 END CAP, DERMASTAT 5.55$ 183 1,015.65$ -$ CPN3007527 BOX/ FOAM SET, SHIPPING, DERMASTAT HP 18.26$ 55 1,004.30$ -$ CPN7001939 ASM, WATER PUMP, EV 200.06$ 5 1,000.32$ -$ CPN3007039 MOUNT LEAD NUT HANDPIECE EV2 4.76$ 209 995.24$ -$ CPN1004090 SCR, SHC, 6-32 X 5/8"LG, SS 0.04$ 27512 993.40$ -$ CPN1000449 HEAT SHRINK TUBING, 3/8 EXP ID, BLK 2.50$ 395 987.50$ -$ CPN1003901 RETAINER RING, SM1 4.87$ 200 974.00$ -$ CPN3008721 LABEL, WINDOW, REAR, AVICLEAR 5.66$ 171 967.86$ -$ CPN320006096 CONN. ST, 5/32 ITF X 5/32 ITF 2.17$ 442 959.67$ -$ CPN1005679 CONN HSG PLUG 2POS 7.50MM BLACK 0.66$ 1440 950.40$ -$ CPN1005361 STDF, M/F, 1/4HEX X 3/8"LG, 8-32, ALUM 0.59$ 1590 935.24$ -$ CPN1003153 FTG, PTC, 5/32 COUPLING, NYL, BLK 1.05$ 887 931.35$ -$ CPN1005886 Filter Mount, Dehumidifier, AviClear 2.23$ 416 928.93$ -$ CPN3002463 MOUNT, Q-SWITCH, EV 8.12$ 114 925.68$ -$ CPN1005653 DISH PAN, 4", OCTAGON 2.95$ 314 925.61$ -$ CPN7002145 ASM, FLOW SWITCH, EV 184.00$ 5 920.02$ -$ CPN7002141 ASM, FILTER HOUSING, EV 152.81$ 6 916.83$ -$ CPN1000411 400A / 1200V DUAL SPT IGBT MODULE 75.79$ 12 909.48$ -$ CPN7002150 ASM, 2ND STAGE FILTER, EV 180.54$ 5 902.68$ -$ CPN3008807 CRADLE, SINGLE, HP, ALICE 4.58$ 195 893.10$ -$ CPN1004484 ADHESIVE, TS 800 MB-2, CYANOACRYLATE 80.00$ 11 880.00$ -$ CPN1000559 FERRITE CORE, FLAT CABLE 12.50$ 70 875.00$ -$ CPN3008597 Spacer, Antenna, Bulkhead, Alice 0.37$ 2356 871.72$ -$ CPN3000231 SPACER. CASTER 1.04$ 828 861.12$ -$ CPN1006251 FTG, ADAPTER, 1/4T X 1/8MNPT 1.95$ 440 858.00$ -$ CPNS24184 Anti-Static Pallet Covers 2.20$ 383 842.60$ -$ CPN7002147 ASM, PURGE MOUNTING PLATE, EV 137.93$ 6 827.56$ -$ CPN7002175 ASM, COVER A, HP, EV2 26.45$ 31 819.95$ -$ CPN3002716 CABLE ASM, DISPLAY/LAMP START PWR, EV 7.15$ 114 815.10$ -$ CPN1003997 MOUNT, CABLE TIE, ADHESIVE BASE 0.25$ 3163 802.45$ -$ CPN1005328 Scorpion female pin 0.80$ 1000 800.00$ -$ CPN7002176 ASM, COVER B, HP, EV2 28.42$ 28 795.76$ -$ CPN1004544 WIRE, 1 COND, STRND, 20AWG, BLK, PTFE 1.22$ 650 793.26$ -$ CPN3007006 COVER B HAND PIECE EV2 16.21$ 47 761.87$ -$ CPN171005096 SPACER RODS 5 IN ROD 2.14$ 352 753.28$ -$ CPN7002138 ASM, FAN, EV 150.40$ 5 752.01$ -$ CPN3002366 BLADE, ICS, EV 7.22$ 104 750.88$ -$ CPN3002630 BRKT, RESERVOIR, EV 8.01$ 93 744.93$ -$ CPN1000033 ROUND CABLE EMI SUPPRESSION CORE 0.65$ 1144 743.60$ -$ CPN7002734-FA ASM, Terminal Block, Alice 147.36$ 5 736.80$ -$ CPN1004532 NUT, 2-56 X 1/16" LG, Nylon, Off-White 1.83$ 402 736.46$ -$ CPN3002724 COVER, FIBER EXIT, EV 8.17$ 89 727.13$ -$ CPN3004128 TUBE, XEO FILTER 6.22$ 116 721.98$ -$ CPN1005921 CLAMP, 3/4" TO 7/8" ID, ADJUSTABLE, NYL 1.76$ 410 721.60$ -$ CPN1003214 FITTING, PTC, 1/2 X 1/2 90 DEG EL 5.14$ 140 720.16$ -$ CPN3008111 Cable, Console, Display adapter, Alice 4.33$ 164 710.12$ -$ CPN7002149 ASM, 1ST STAGE FILTER, EV 141.70$ 5 708.48$ -$ CPN7002155 ASM, STARTER, EV LBO 117.37$ 6 704.22$ -$ CPN1005599 High-Flow Muffler 1/8 NPT Male 14.08$ 50 703.87$ -$ CPN3008744-FA FOAM PAD KIT, DEHUMIDIFIER, AVICLEAR 140.56$ 5 702.80$ -$ CPN3002380 Shoulder Screw, 2-56 X .094 X 3/8 Lg, Mo 1.59$ 441 701.37$ -$ CPN3002707 CABLE ASM, PWR MTR-DTR BD, PUR/GRN 2.15$ 324 696.60$ -$ Confidential Execution Version Page 14 of 26

CPNS15350 Poly Strapping-1⁄2"x.020"x5,800',Black 0.02$ 34685 693.70$ -$ CPN1004419 SCR, PPH, 8-32 X 3/8, SEMS-INT, SS 0.33$ 2096 691.68$ -$ CPN1003194 SCR, FLAT HD, PHILLIPS, M1.6 X 3MM, SS 0.16$ 4366 687.65$ -$ CPN1003192 SPRING PLUNGER, 1/4-20 X .75 LG 7.53$ 91 685.32$ -$ CPN1000034 SCR, SL, PN HD,#2 56X1/4, NYL 7.20$ 94 676.80$ -$ CPN3007281 LOAD PLATE, SMA HOUSING, HP, EV2 1.48$ 457 675.63$ -$ CPN340005255 FILTER HOUSING 15.96$ 42 670.32$ -$ CPN10034 RETAINER, SAF-T-LOK R01 16.98$ 39 662.10$ -$ CPN3007238 BEZEL, USB, CONSOLE, EV2 3.69$ 178 657.18$ -$ CPN7002140 ASM, DEIONIZER, EV 130.93$ 5 654.63$ -$ CPN3002790 BRKT, CABLE, FP DECK 6.96$ 94 654.24$ -$ CPN1006560 Lockwasher 0.32$ 2039 652.48$ -$ CPN7002884 ASM, Front Panel, AviClear 325.86$ 2 651.72$ -$ CPN1005612 Bronze Hex Head Screw 1/4"-20 Thread Siz 0.54$ 1198 647.76$ -$ CPN1003190 CONTACT, MALE, SIZE 16, 20-24AWG 0.48$ 1321 640.29$ -$ CPN3002786 CABLE ASM, LED/HP PCB, GV 6.58$ 96 631.68$ -$ CPN3002650 BRKT, MAST HUB, EV 7.67$ 82 628.94$ -$ CPN3007053 HOUSING, LENS CELL, DERMASTAT 3.33$ 187 622.04$ -$ CPN3007501 3007501 r1 Cradle, dermastat, EV2 3.47$ 178 617.66$ -$ CUT-1004 ALPHASWAB WITH LONG HANDLE 100 SWABS/BAG, 308.00$ 2 616.00$ -$ CPN7002143 ASM, FIBER MAST, EV 101.96$ 6 611.76$ -$ CPN3002562 BRKT, H2O FILTER, EV 4.89$ 125 611.25$ -$ CPN1003203 Phillips Rounded Head Thread-Forming Scr 0.19$ 3200 606.08$ -$ CPN1006770 SCR, SEMS, PPH, M3-.5 X 8MM LG, SS 0.27$ 2234 598.93$ -$ CPN7002847 ASM, DEHUMIDIFIER, ALICE 596.79$ 1 596.79$ -$ CPN1000151 WIRE NICROME 80 30AWG BARE 2.80$ 209 585.20$ -$ CPN3008646 Support, Corner, Frame, Alice 23.15$ 25 578.75$ -$ CPN1000455 SCR, SEMS, PH PN HD, 8-32 X 1/2 LG 0.10$ 5985 573.96$ -$ CPN3002719 CABLE ASM, FOOTSW-HVPS, RED 4.89$ 116 567.24$ -$ CPN3002705 COVER, FIBER FOCUS PCBA, EV 4.29$ 131 562.12$ -$ CPN3008542-FA SKIN, FRONT, EMI, ALICE 111.38$ 5 556.90$ -$ CPN1005728 Washer, fiber, #8 screw, 3/8" OD x .172" 0.14$ 3929 555.95$ -$ CPN1005145 sABLE, RJ45 8P8C, GRAY, 1 FT 0.78$ 708 553.66$ -$ CPN3007842 Saddle, Cable, EV2 3.04$ 182 553.64$ -$ CPN1005302 Bronze Hex Nut 1/4"-20 Thread Size, 7/16 0.45$ 1208 540.34$ -$ CPN440005278 WSHR BELLEVILLE #2 1.32$ 408 538.01$ -$ CPN1006166 Spacer, 1/4" OD, 9/16" Long, Nylon, off- 0.17$ 3212 534.80$ -$ CPN1003239 SCR, 2-56 X 3/16, FHP, SS 0.06$ 9376 534.43$ -$ CPN1004407 Fitting, Plug, 3/8-24 3.56$ 150 534.00$ -$ CPN1005747 PLUG, 1/16NPT, 5/32HEX-DR, W/SEALANT 0.95$ 554 524.36$ -$ CPN3002563 HINGE BRKT, TOP COVER, EV 2.54$ 203 515.62$ -$ CPN510005232 CONN POWER ENTRY 3.58$ 144 515.52$ -$ CPN10012 TITANIUM DIOXIDE, TI-PURE 0.58$ 881.849 508.30$ -$ CPN3007090 SCR,SHOULDER,4-40,1/8DIA X 7/16,SS,CLEAN 2.66$ 191 508.06$ -$ CPN320005249 CONN 90 1/2 ITF X 3/8 ITF ACETA 3.47$ 145 503.15$ -$ CPN1000691 KAPTON TAPE, 1"WD, 36YD ROLL 1.02$ 478 488.71$ -$ CPN3002710 CABLE ASM, KTP-DTR BD, RED/GRN 4.13$ 118 487.34$ -$ CPN3008647-FA Base, Fiber Connector, Alice 37.18$ 13 483.34$ -$ CPN3002708 CABLE ASM, ICS-DTR BD, BLU/GRN 2.47$ 194 479.18$ -$ CPN1003656 SCR SHC 8-32 X 3/4 SS 0.16$ 3079 478.17$ -$ CUT-1009 SMOOTHFLOW TAPERED DISPENSING TIP, 18 GAUGE 59.65$ 8 477.20$ -$ CPN3002709 CABLE ASM, AIM DIODE-DTR BD, BLK/GRN 2.47$ 193 476.71$ -$ CPN10004 ADHES LOCTITE 271 THREADLOCK PERM 38.27$ 12.45 476.46$ -$ CPN452005606 WIRE CLIP 0.26$ 1858 475.65$ -$ CPN1003179 FOAM, PU, ADHSV BACK, BLK, 3/16" x 3/16" 1.84$ 259 475.39$ -$ CPN1005235 SCR, SHC, M3 X 35L ASM 0.23$ 2063 474.49$ -$ CPN3008582 Fan Funnel, Alice 1.19$ 396 472.43$ -$ CPN1004356 CLIP, 1.5IN DIAMETER 1.76$ 268 471.68$ -$ CPN3002667 COVER, CABLE FEEDTHRU, EV 2.69$ 175 470.75$ -$ CPN1000304 QUICK DISCONN 3/8 STRAIGHT, PUMP 1.50$ 306 459.00$ -$ CPN1006561 PROTECTIVE FILM 75.29$ 6.02 453.25$ -$ CPN3002655 MOUNT, SOLENOID, SAFETY SHUT, EV 5.57$ 81 451.17$ -$ CPN3008350-FA Strip, Rubber, KNF Pump Mount 90.11$ 5 450.55$ -$ CPN1000061 WSHR,EXT TOOTH #3 0.29$ 1543 447.47$ -$ CPN1000189 ADHESIVE THERMAL, ARCTIC ALUMINA 220.00$ 2 440.00$ -$ CPN1004406 O-RING, 2-156, VIT 2.93$ 150 439.65$ -$ CPN451005526 STANDOFF - MF #2-56 X 3/8 2.74$ 160 438.40$ -$ CPN3007836 CABLE, UCNTRL TO TEC DR LBO BOARD, EV3 8.54$ 51 435.54$ -$ CPN3002422 TIE-BAR, PWR MTR, EV 1.03$ 423 434.25$ -$ CPN1003228 BUSHING, ISOL, 260 ID X .469 OD 1.11$ 391 434.01$ -$ CPN1003226 FTG, PTC, 1/2 X 3/8NPT, 90 EL, SVL 7.80$ 55 429.00$ -$ CPN1004174 FTG, ADAPTER, 1/4T X 10-32 FEMALE 4.61$ 93 428.54$ -$ CPN3002423 APERTURE, PWR MTR, EV 1.93$ 222 428.46$ -$ CPN1004155 ADJUSTER, 1/4-100 X 1/2 LG, HEX HD, SS 4.75$ 90 427.50$ -$ CPN3002576 BRKT, LATCH PIN, RH PANEL, EV 1.89$ 225 425.25$ -$ CPN410005475 Screw, 8-32 x 3/4, Ph, Pn hd, SEMS 0.05$ 8481 424.05$ -$ CPN1003861 SCR SEMS PPH 8-32 X 1-3/8LG, ZP STL 0.07$ 6269 411.87$ -$ CPN10017 SAF T LOK PRIMER T 40.97$ 10 409.66$ -$ Confidential Execution Version Page 15 of 26

CPN1004360 FITTING, ELBOW, 1/4"OD PTC, 1/4"MNPT 5.24$ 78 409.03$ -$ CPN3002577 BRKT, LATCH PIN, LH PANEL, EV 2.35$ 174 408.90$ -$ CPN3008434 Bezel, Estop-Key, Console, Alice 1.95$ 209 407.55$ -$ CPN1003271 SPRING, COMP, .531OD X .63LG 2.35$ 173 406.55$ -$ CPN3008537-FA MOUNT, PSU, COSEL, ALICE 80.87$ 5 404.35$ -$ CPN3002852 LIGHTSHIELD, LASER BRICK, EV 4.87$ 83 404.21$ -$ CPN1003306 CAP, 1.125 ID, VINYL 0.35$ 1111 388.85$ -$ CPN3008042 OPTICAL FIBER INTERFACE CONNECTOR, ALICE 2.10$ 185 388.50$ -$ CPN3002601 CABLE ASM, GND, DISPLAY, EV 0.89$ 434 387.56$ -$ CPN3008543-FA Mount, FC Laser, Alice 77.42$ 5 387.10$ -$ CPN3007079 FTG, PLUG, 3/8-24, CLEANED 3.56$ 108 384.48$ -$ CPN1000528 EMI GASKET, .3" THICK 6.05$ 63 381.28$ -$ CPN1003224 FTG, PTC, 3/8 X 3/8 X 3/8NPT, TEE 6.93$ 55 381.10$ -$ CPN3009233 CABLE ASM, 50MM FAN, PUMP, AV 38.00$ 10 380.00$ -$ CPN3002633 COVER, SAFETY, EV 4.13$ 92 379.96$ -$ CPN3007139 CAP, NO STANDOFF, DERMASTAT, 1MM 2.60$ 146 379.60$ -$ CPN3002706 CABLE ASM, HVPS-PWR MONITOR, PUR 1.95$ 192 374.40$ -$ CPN3001453 PIN, SPRING ATTACHMENT, PF 1.09$ 341 371.69$ -$ CPN452005223 CLIP DE-IONIZER 0.84$ 442 369.95$ -$ CPN1004032 NUT, HEX, 5/8-18 X 3/8 THK, SS 0.61$ 603 367.95$ -$ CPN3007085 RETAINER RING, SM1, CLEANED 4.64$ 79 366.56$ -$ CPN1005753 Tight-Grip Push-In Bumper for 1/8" ID, S 0.55$ 660 363.86$ -$ CPN3002698 CABLE ASM, SAFETY SHUTTER-HVPS, WHT 1.98$ 183 362.34$ -$ CPN1003311 MAGNET, DISC, 3/8D X 1/10 THK, NEOD 0.75$ 481 360.75$ -$ CPN3007122 BRACKET, PCBA, GENESIS HP, EV 7.84$ 46 360.64$ -$ CPN1003295 FERRITE, CLIP ON, 10MM CORE 0.76$ 463 352.34$ -$ CPN3008575-FA Box, Antenna, Alice 69.13$ 5 345.65$ -$ CPN1003282 STANDOFF, 8-32 X 3/8, FF, HEX, AL 1.37$ 251 343.87$ -$ CPN3000250 CABLE ASM DISPLAY TO SPEAKER 3.23$ 106 342.80$ -$ CPN1005117 Cover, Terminal Block, 24V PSU 1.58$ 216 341.28$ -$ CPN400005958 ADHESIVE, 5 MIN EPOXY 13.63$ 24.83 338.51$ -$ CPN3007854 END CAP, DERMASTAT, 1MM 2.42$ 139 336.38$ -$ CPN3002775-FA Shipping Crate, Cardboard, EV Cart 328.10$ 1 328.10$ -$ CPN1003188 CONTACT, MALE, SIZE 22, 22 AWG. 0.42$ 781 326.93$ -$ CPN1003241 SPRING, EXT, .172OD X .31LG X .016 1.13$ 284 320.92$ -$ CPN3002692 CABLE ASM, PWR, 24V PS-DTR, EV 2.87$ 111 318.13$ -$ CPN1004184 LABEL, BLANK, 2” x 1”, UDI 0.02$ 16710 317.49$ -$ CPN1000419 HOSE CLAMP 5/16W 7/32-5/8ID 0.72$ 439 316.96$ -$ CPN3002691 CABLE ASM, PWR, 24V PS-Q-SW DRVR, EV 2.85$ 111 316.35$ -$ CPN1000191 TUBING,HEATSHRINK,3/16EXP-ID,POLYO 2.72$ 116.25 316.14$ -$ CPN5168X Pre-Print LABEL, MAIN LABEL, EV2 1.66$ 190 315.21$ -$ CPN3008334-FA Pole, Alice 62.93$ 5 314.65$ -$ CPN1003406 SCR, SHDR, 1/4ODX3/4LGX10-24THD 1.47$ 211 310.17$ -$ CPN3007083 ADJUSTER, 1/4-100 X 1/2 LGHEX HD,SSCLEAN 4.75$ 65 308.75$ -$ CPN320005246 CONN ST 1/2 MPT X 1/2 ITF ACETA 2.25$ 131 295.27$ -$ CPN3008371-FA Weight, Narrow, Counter Balance, .06 Thk $ 13.76 5 $ 68.80 -$ CPN3008271-FA Skin, Side, EMI, Alice 58.77$ 5 293.85$ -$ CPN1003269 CAP, .600 ID, VINYL, BLK, EZ 0.29$ 1022 292.29$ -$ CPN3008148-FA Bracket, LCD, Display, Alice 58.25$ 5 291.25$ -$ CPN1000348 WASHER FENDER, #8, 3/4OD 0.07$ 4320 289.44$ -$ CPN1000359 IGBT 100A, 1200V 18.00$ 16 288.00$ -$ CPN1003291 CONN, PLUG, 2 CIR, 3.81MM CL 1.73$ 164 283.72$ -$ CPN3008352-FA Support, KNF Pump, Alice 56.74$ 5 283.70$ -$ CPN1004175 FTG, ADAPTER, 1/8BARB X 10-32 MALE 2.85$ 99 281.66$ -$ CPN1005153 FERRITE, 90OHM, Hinged 15.49mm 0.99$ 284 281.16$ -$ CPN1000466 TUBING PVC 1/8ID,1/4OD,1/16W,CLEAR 0.40$ 700 280.84$ -$ CPN3008593-FA Bracket, Display to Console, Alice 55.77$ 5 278.85$ -$ CPN510005373 TERM BLOCK 3 POS 2.38$ 117 278.46$ -$ CPN1004414 SCR, PPH, 10-32 X 3/8, SEMS 0.11$ 2400 273.57$ -$ CPN3007087 O-RING, 2-156, VIT, CLEANED 2.93$ 93 272.58$ -$ CPN3003793 CABLE ASM BACKLIGHT PCBA TO DISPLAY 2.45$ 109 266.51$ -$ CPN1000138 WASHER SPLIT LOCK 3/8 ZINC PLATE 0.03$ 8107 265.91$ -$ CPN1004400 SPRING, COMPRESSION, .180OD X .50FL 0.44$ 598 263.12$ -$ CPN3007086 O-RING, 2-139, VIT, CLEANED 1.28$ 205 261.58$ -$ CPN1005369 SCR, PPH, 8-32 X 7/8"LG, SS 0.30$ 854 260.38$ -$ CPN1000362 STANDOFF NYL .5 IN DIA .875L 2.60$ 100 259.72$ -$ CPN3008272-FA Skin, Side, EMI, Alice 51.77$ 5 258.85$ -$ CPN1000330 FITTING , TEE, 3/8 INST 4.54$ 57 258.84$ -$ CPN1004033 WASHER, LOCK-INT, #5/8 X 1.071OD, STL 0.36$ 702 254.55$ -$ CPN3002508 CABLE ASM, HP COMM, MEZZ, GP 2.31$ 110 254.10$ -$ CPN1004171 FTG, UNION, 1/4"T 4.68$ 54 252.45$ -$ CPN1004359 FITTING, 1/4"OD PTC, 1/4"MNPT 4.06$ 62 251.72$ -$ CPN3008639-FA BOOM HOLDER, BRACKET, ALICE 50.04$ 5 250.20$ -$ CPN3008566-FA GASKET, HUMIDITY SENSOR, ALICE 50.00$ 5 250.00$ -$ CPN1006255 ADHESIVE, LOCTITE 425 24.95$ 10 249.50$ -$ CPN3008512-FA Clamp, Dish Pan, Console, Alice 48.90$ 5 244.50$ -$ CPN3008336 Saddle, Umbilical, Alice 1.27$ 191 242.57$ -$ CPN1004405 O-RING, 2-139, VIT 1.28$ 190 242.44$ -$ Confidential Execution Version Page 16 of 26

CPN1004388 4.33" 5095 Resin Ribbon 0.10$ 2420 242.00$ -$ CPN3008863 CRADLE, SCANNER, AV 1.35$ 179 241.65$ -$ CPN1006178 SCR, PPH, M3 X 45MM LG, 18-8 SS 0.10$ 2360 240.48$ -$ CPN151005503 CABLE AC SWITCH BLUE 2.05$ 117 240.20$ -$ CPN151005504 CABLE AC SWITCH BROWN 2.04$ 117 238.68$ -$ CPN760005238 FAN CORD 24 IN 45 DEG 1.09$ 216 235.87$ -$ CPN3008566 Gasket, Humidity Sensor, Alice 1.55$ 152 235.60$ -$ CPN1003436 SPRING, COMP, .360 OD X .026 WIRE 1.70$ 138 234.30$ -$ CPN3008256-FA CABLE ASM, FIBER ID, ALICE 8" 46.54$ 5 232.70$ -$ CPN1004510 SCR SHOULDER 3/32DIA X 3/8LG 2-56 SS 5.63$ 41 230.70$ -$ CPN1005004 POLYBAG, 12" X 12" 4MIL 0.24$ 953 227.48$ -$ CPN1000360 DIODE, DUAL 60A, 1200V 9.41$ 24 225.84$ -$ CPN3002669 FOAM, FEEDTHRU, EV 2.19$ 103 225.16$ -$ CPN1003654 TUBING SHRINK 2:1 1" POLYOLEFIN 2.31$ 96.5 223.24$ -$ CPN3001388 LABEL CUTERA WITH ADDRESS 2.22$ 92 203.92$ -$ CPN3007856 ND Filter ND210B into 1.00” X 0.50" 3.90$ 52 202.80$ -$ CPN3002421 SHEILD, PWR MTR, EV 1.63$ 123 200.49$ -$ CPN320005250 CONN 90 1/4 MPT X 3/8 ITF ACETA 4.32$ 46 198.63$ -$ CPN1000725 Foam End Cap, Laser Handpiece 0.82$ 241 196.42$ -$ CPN1005915 CLIP, TWIST LOCK 0.38$ 518 194.25$ -$ CUT-1006 Plastic Portion Cups - 2 oz 96.00$ 2 192.00$ -$ CPN10011 KIT, SILICONE RUBBER, RTV615, CLEAR 12.00$ 16 192.00$ -$ CPN1003208 SPRING, COMP, CONICAL .42 OD X 3/8L 3.42$ 56 191.46$ -$ CPN1004152 SCR, SHC, 8-32 X 7/8"LG, SS 0.11$ 1800 191.16$ -$ CPN410005452 SCR 10 X 3/4 SELF TAPPING 0.03$ 7465 190.36$ -$ CPN3003489 CABLE ASM, CONVERTER, LCD DISPLAY 1.70$ 109 184.86$ -$ CPN1003223 BOLT, HX HD, 1/2-13 X 4, STL, ZN 1.38$ 131 180.78$ -$ CPN1004421 PLUG, 1/4T STEM 1.36$ 132 179.78$ -$ CPN3008146-FA HANDLE REAR BAR. 75 IN AL, Alice 35.34$ 5 176.70$ -$ CPN3002497 CLIP DIODE GP 3.81$ 45 171.36$ -$ CPN1005443 SCR, PPH, M2-.4 X 4MM, SS 0.08$ 2190 169.73$ -$ CPN0010006 ADHESIVE LOCTITE 4471 MED VISC. CYA 34.79$ 4.8 166.99$ -$ CPN3007741 Spacer, L1-L2, Handpiece, EV 0.87$ 191 166.86$ -$ CPN1000017 SCR DIODE 1500VP, 150A 13.87$ 12 166.44$ -$ CPN3008274-FA Skin, Side, Bottom, EMI, Alice 32.61$ 5 163.05$ -$ CPN1000060 SCREW,3-48X.125L,PHIL 0.09$ 1779 162.78$ -$ CPN340005256 SUBMICRON FILTER 4.28$ 38 162.64$ -$ CPN1005005 CABLE TIE, BEADED, 4.25"LG, PE 0.02$ 7474 162.19$ -$ CPN1000393 TIE WRAP, 2.8" 0.12$ 1394 161.01$ -$ CPN420005451 NUT 8-32 KEP 0.02$ 9098 159.22$ -$ CPN3008384 600 um fiber mode scrambler, Alice 0.31$ 507 156.16$ -$ CPN1005381 SCREW, 4-40 1/4" long External-Tooth 0.17$ 913 156.03$ -$ CPN3007082 SPRING, COMP, .219OD X .50FL, CLEANED 0.88$ 177 155.76$ -$ CPN3002644 ADAPTER TUBE, AIM DIODE, EV 1.38$ 113 155.60$ -$ CPN151005961 CABLE GROUND LASER HEAD 0.85$ 182 154.70$ -$ CPN3008386 Cover, 600 um fiber mode scrambler, Alic 0.32$ 480 153.60$ -$ CPN3008273-FA kin, Fan, EMI, Alice 30.56$ 5 152.80$ -$ CPNS3474 Strap guards 0.11$ 1427 149.84$ -$ CPN3008448-FA Cable ASM, Humidity Sensor, Alice 29.85$ 5 149.25$ -$ CPN1005272 SCR, PPH, M3 X 45MM LG 0.19$ 800 149.15$ -$ CPN1003260 SCR, SHLDR, SLTD, 8-32 X 1/4, 1/4 0.92$ 161 148.12$ -$ CPN1005600 Routing Clamp Polypropylene Plastic, 1-1 0.71$ 208 147.97$ -$ CPN1004438 CLAMP, LOOP, 3/16ID, 3/4LG, SS 1.14$ 130 147.55$ -$ CPN1003824 SCREW, PAN HD, #2-56 X 3/8" LG, NYLON 1.80$ 80 143.84$ -$ CPN1000584 Loctite 609 38.60$ 3.7 142.82$ -$ CUT-1002 AGUA DESTILADA O DEIONIZADA LIBRE DE CO2 BOTE 20.40$ 7 142.80$ -$ CPN320005251 CONN ST 1/4 MPT X 3/8 ITF ACETA 2.79$ 51 142.24$ -$ CPN750006061 WIRE 22GA, WHITE, TEFLON 0.18$ 790 142.20$ -$ CPN370005921 HEAT SHRINK TUBE 0.25 EXP-ID 0.78$ 180 140.94$ -$ CPN1003735 TBG 1/8ID X 1/4OD X 1/16WAL BLK VIT 4.67$ 30 140.10$ -$ CPN1005681 ERM RING, CRIMP, #8, 14-16AWG, INSUL 0.10$ 1381 138.10$ -$ CPN3002694 CABLE ASM, GND, 24V, PS 1.25$ 110 137.50$ -$ CPN3008904-FA Mount, Control Bd & Dehumidifier, AV 26.45$ 5 132.25$ -$ CPN430006103 SCREW, PH. PNHD, #2-56X1/2 SST 0.01$ 10000 130.98$ -$ CPN1004086 WASHER, FLAT, M3, 3.2MM ID X 9MM OD X .7 0.06$ 2246 130.66$ -$ CPN3002352 BUSHING, L2, EV 0.65$ 201 130.57$ -$ CPN1006277 BUMPER,13/16"OD,1/8"HT,65APU BLK,AD-BACK 0.20$ 615 125.77$ -$ CPN1000358 SCR, DUAL 50A 1200V 10.26$ 12 123.12$ -$ CPN1003238 SCR, 2-56 X 3/16, BNDNG HD SLT, SS 0.06$ 2238 123.09$ -$ CPN780005495 CABLE TIE SMALL 4L X 0.1W 0.03$ 4366 122.25$ -$ CPN1003345 BALL, 7/32 DIA, SST 0.28$ 433 122.11$ -$ CPN1000079 SCREW, SEMS, PH PN HD, 2-56 X 1/2 0.35$ 348 121.70$ -$ CPN3008504-FA MOUNT, HEATSINK, DEHUMIDIFIER, ALICE 24.17$ 5 120.85$ -$ CPN1005009 Label, Keep From Freezing, 6”x4” 0.24$ 500 120.00$ -$ CPN1005734 SCR, PLASTITE, PPH, 2-28 X 3/8 LG,STL 0.10$ 1176 118.78$ -$ CPN3004675 CBL ASM 15V DG45 TO MEZZANINE 1.09$ 109 118.59$ -$ CPN1005301 Bronze Hex Head Screw 1/4"-20 Thread Siz 0.58$ 200 115.64$ -$ CPN420005277 WSHR FIBER #2 0.40$ 284 112.66$ -$ Confidential Execution Version Page 17 of 26

CPN3007887 Clamp, Cradle, AviClear 0.57$ 194 110.58$ -$ CPN1000679 SCR, SEMS, PPH, INT LW,2-56 X 3/16" 0.28$ 400 110.54$ -$ CPN1003871 SCR, SEMS PPH 8-32 X 1/4LG, ZP STL 0.09$ 1193 109.99$ -$ CPN1005882 HHCS, 1/4-20 X 1/2, ZS 0.26$ 424 109.60$ -$ CPN1000564 SKT SET SCRE, #2-56X3/16"LG 0.52$ 203 106.37$ -$ CPN1003237 SPRING, COMP, 1/4OD X 1.38LG X .02W 0.75$ 141 105.52$ -$ CPN1000568 SKT SET SCR, #4-40X3/32"LG 1.53$ 66 100.91$ -$ CPN1000595 SCREW, PLASTITE, #2-28X1/4" LG 0.12$ 800 99.59$ -$ CPN1003412 SCREW, PLASTITE 4-20X0.5 LONG 0.33$ 300 99.09$ -$ CPN440005690 WASHER, BELLEVILLE #4 0.62$ 160 98.62$ -$ CPN370005240 HOSE .375 OD PE 0.29$ 330 97.02$ -$ CPN1004512 SPRING, WAVE, .367OD X .303ID 0.46$ 208 95.95$ -$ CPN1000828 GROMMET STRP, METAL BLK 0.79$ 122 95.77$ -$ CPN420005453 WSHR 1/2 FLAT 0.05$ 1697 92.66$ -$ CPN1000612 DOWEL PIN 1-16 X 3-8 0.11$ 830 92.13$ -$ CPN1000729 FITTING, QCK DIS, 3/8 ELBOW ,14MMOD 1.50$ 61 91.50$ -$ CPN430005527 SCR 2-56 X 1/4 PH PN HD SEMS 0.04$ 2144 90.05$ -$ CPN1003323 STRAP, 9IN, FLEXIBLE PLASTIC LOOP 0.22$ 401 89.02$ -$ CPN1003426 LABEL WARRANTY VOID IF REMOVED 0.36$ 250 89.00$ -$ CPN330005198 O-RING 1.237 X .103 BUNA 0.39$ 215 83.85$ -$ CPN400005456 LUBRICANT KY JELLY 1.75$ 47 82.39$ -$ CPN1003240 SET SCR, 8-32 X 3/8, NYL TIP 1.19$ 66 78.54$ -$ CPN3000130 FOAM, DUST SEAL, LCD 0.37$ 214 78.11$ -$ CPN3007081 SPRING, COMP, .180 X 1.25FL, CLEANED 0.40$ 194 77.60$ -$ CPN1003434 WSHR, SHLDR, LONG BARREL #6 X 3/8 0.08$ 889 72.28$ -$ CPN430005899 SCR, PH PN HD, SEMS 2-56 X 3/16 SS 0.06$ 1260 71.82$ -$ CPN1000377 SCREW FLAT UNDECUT PH 8-32 3-8L 0.08$ 943 71.67$ -$ CPN1003435 WSHR, SHLDR, LONG BARREL #8 X 3/8 0.08$ 870 67.43$ -$ CPN3007080 SPRING, COMPRESSION.180OD X .50FL CLEAN 0.44$ 150 66.00$ -$ CPN1000082 CABLE TIE 51/2X.14 NATURAL 0.02$ 2978 65.52$ -$ CPN400006135 ADHESIVE, LOCTITE 495 43.09$ 1.5 64.64$ -$ CPN1000771 SCR PPH SEMS 440 X 3/4 0.16$ 400 63.63$ -$ CPN1006252 SCREW, SET, 8-32 X 1-1/2"LG, NYLON 0.12$ 524 62.88$ -$ CPN3008154-FA CONNECTOR PLATE, ALICE 12.26$ 5 61.30$ -$ CPN3008638-FA Insert, Mast Hub, Alice 12.26$ 5 61.30$ -$ CPN3008564 Hsg, Upper, Humidity Sensor, Alice 0.30$ 203 60.49$ -$ CPN1006439 Screw, 8-32 Thread Size, 3/8" Long 2.96$ 20 59.20$ -$ CPN1003231 SCR, 8-32 X 1-1/8, SHC, SS 0.22$ 264 59.00$ -$ CPN3008145-FA SUPT HANDLE REAR BAR. 5IN AL, Alice 11.49$ 5 57.45$ -$ CPN1003506 SCR PLASTITE PPH 8-16 X 5/8L STL 0.13$ 448 56.90$ -$ CPN1004116 WASHER, FLAT, #8, 3/8OD, SS 0.02$ 2332 55.50$ -$ CPN3008565 Hsg, Lower, Humidity Sensor, Alice 0.31$ 174 53.59$ -$ CPN1004447 SCR, SEMS, PPH, 1/4-20 X 5/8 LG, ZP STL 0.47$ 115 53.59$ -$ CPN1005733 SCR, PFH, 8-32 X 7/16"LG, SS, BO 0.13$ 400 50.55$ -$ CPN3007088 O-RING, 2-019,.801"IDX .070"CS,VIT,CLEAN 0.30$ 169 50.36$ -$ CPN1000190 SCR, INT-SEMS, PH PN HD, 2-56,3/8 0.27$ 177 47.42$ -$ CPN1004145 SCR, SHC, 6-32 X 1/4, SS 0.07$ 667 47.36$ -$ CPN3008417-FA Bracket, Electronic Support, Alice 9.46$ 5 47.29$ -$ CPN1004082 O-RING, 2-019, .801"ID X .070"CS, VIT 0.30$ 156 46.49$ -$ CPN1003242 SET SCR, 2-56 X 1/2, CUP PNT, SS 0.20$ 232 46.40$ -$ CPN1004045 WASHER, FLAT, #8, .750"OD X .120"THK 0.62$ 74 45.66$ -$ CPN3008246-FA CABLE ASM, power supply to terminal bloc 8.72$ 5 43.58$ -$ CPN3008247-FA CABLE ASM, power supply to terminal bloc 8.72$ 5 43.58$ -$ CPN330005322 O-RING .487 X .094 BUNA 0.32$ 133 42.56$ -$ CPN1000229 TAPE,FOAM,1/2"W,2SIDE,BLK 0.10$ 416 41.60$ -$ CPN3007097 CLAMP, LOOP, 3/16ID, 3/4LG, SS, CLEANED 1.14$ 36 40.86$ -$ CPN1005776 SCR, PPH, 4-40 X 3/8"LG, SS, BLK-OX 0.09$ 433 40.27$ -$ CPN1005238 WSHR, FLAT, #M3 SCREW, 3.2mm ID X 7mm OD 0.02$ 2100 40.14$ -$ CPN3008462-FA Cable ASM, Air Pump, Pwr and Ctl, AL 7.79$ 5 38.95$ -$ CPN3008510-FA Spacer, Caster, Console, Alice 7.63$ 5 38.15$ -$ CPN3008248-FA CABLE ASM, laser diode driver to laser p 7.63$ 5 38.14$ -$ CPN3008333-FA CABLE ASM, AC PWR PCB TO EMI filter, lug 7.34$ 5 36.70$ -$ CPN1000249 PLUG, 5/32 IN. TUBE O.D. 0.62$ 59 36.40$ -$ CPN1005329 SCREW, 2-56 x 1/4" L, , PPH, NYL (93135A 0.17$ 200 33.94$ -$ CPN1000580 SCREW, PH PN HD, NYLON 8-32 X .5 0.03$ 1158 33.58$ -$ CPN3008266-FA CABLE ASM, VAC SENSE, ALICE 6.48$ 5 32.40$ -$ CPN1005237 WSHR, SPLIT LK, #M3 SCREW, 3.4mm ID X 6. 0.02$ 2100 32.21$ -$ CPN3007096 WSHR #8 FLAT, CLEANED 0.02$ 1361 31.30$ -$ CPN1000839 SCR, PLASTIC, 4-20 X 1/4 LG, STL 0.08$ 376 31.17$ -$ CPN1003316 Foam Blk 75 thk Neoprene 0.83$ 37 30.78$ -$ CPN1000511 SCR, 4-20 X 3-8 PLASTITE 0.09$ 347 29.84$ -$ CPN1003741 SCR, SHC, 6-32 X 3/8LG, SS 0.07$ 407 29.71$ -$ CPN1005266 Screws 100 Degree Countersink Angle, 10- 0.15$ 200 29.26$ -$ CPN1004089 SCR, SHC, 6-32 X 1/2"LG, SS 0.09$ 330 28.71$ -$ CPN1004527 SET SCREW, CUP, 4-40, 3/32" 0.03$ 979 28.20$ -$ CPN1000152 SCR, CAP SOCKET HD, #2-56 1/4L, SS 0.02$ 1390 27.80$ -$ CPN1000193 SCR, SEMS PH PN HD 4-40 0.08$ 350 27.65$ -$ CPN1004091 WSHR FL#6, .267 OD X .143IDX.015THKSS 0.07$ 418 27.59$ -$ Confidential Execution Version Page 18 of 26

CPN1004247 WSHR, LOCK, EXT. TOTH, NO. 8, SS 0.02$ 1368 27.36$ -$ CPNS13108 SHIPPING ENVELOPES 0.04$ 694 27.07$ -$ CPN1003407 SCR, SET, 10-24THDX5/8LG 0.23$ 114 26.66$ -$ CPN1003643 TERM FERRULE 10AWG INSUL YEL 0.11$ 247 26.18$ -$ CPN420005450 WSHR #8 FLAT 0.02$ 1136 26.13$ -$ CPN1006190 WSHR, External Tooth, #M4, 4.3mm ID X 8m 0.04$ 674 26.02$ -$ CPN3008231-FA CABLE AC SWITCH BROWN, ALICE 4.78$ 5 23.90$ -$ CPN1000368 SCREW 4-40X1/4L 0.08$ 302 23.56$ -$ CPN1003267 SCR, 6-32 X 1/2, PPH, SEMS, SS 0.32$ 70 22.26$ -$ CPN3005379 REFLECTOR, CERAMIC 0.21$ 94 19.74$ -$ CPN1003772 SCR, SHC, 4-40 X 3/8LG, SS 0.10$ 200 19.35$ -$ CPN1003685 TERM BUTT SPLICE 22-18AWG NON-INSUL 0.13$ 152 19.06$ -$ CPN1003626 BALL, 3/16 DIA, HARDENED 440C SS 0.10$ 200 19.00$ -$ CPN1003637 2CR SHC 8-32 X 5/8 SS 0.13$ 145 18.78$ -$ CPN3007093 SCR, SHC, 6-32 X 1/2"LG, SS, CLEANED 0.09$ 209 18.18$ -$ CPN3007095 WSHR FL#6, .267ODX.143IDX.015THKSSCLEAN 0.07$ 271 17.89$ -$ CPN1000577 SCREW, PLASTITE #4-20X5/8 LONG 0.10$ 185 17.59$ -$ CPN430005848 SCR, PH PN HD, 2-56 X 3/32, SST 0.05$ 360 17.28$ -$ CPN510005841 CONN STRT LOCKING HEADR 0.11$ 156 16.85$ -$ CPN3008267-FA CABLE ASM, Interlock ALICE 3.35$ 5 16.75$ -$ CPN1003635 TAPE, TEFLON 1/4"WIDE 1.67$ 10 16.70$ -$ CPN1003302 WIRE, 1 COND, 22 AWG, RED 0.15$ 110 16.53$ -$ CPNS512 Open Seal 0.03$ 609 16.44$ -$ CPN1004450 SCR, PFH, 10-24 X 7/16 LG, ZP STL 0.10$ 168 16.13$ -$ CPN1003206 RETAINING RING, 5/8 BORE, SELF LOCK 0.11$ 139 15.50$ -$ CPN1004401 SCR, SHC, 40-40 X 3/16, SS 0.06$ 280 15.40$ -$ CPN1003232 CAP, THUMB SCR, #8 SHC, BLK 0.15$ 95 14.23$ -$ CPN1004528 SCR PH SLOTTED 2-56 X 1/8LG Nylon, Off 0.08$ 183 14.13$ -$ CPN1000543 SCREW, SOCKET CAP #2-56 X 3/8 0.09$ 158 13.78$ -$ CPN1003170 SET SCR, 2-56 X 1/8, CUP PT, SS 0.10$ 134 13.57$ -$ CPN3008265-FA CABLE ASM, 12V Disp Adapter to main cont 2.68$ 5 13.40$ -$ CPN1003249 WSHR, 1/2 ID X .87 OD, SPRING LOCK 0.11$ 121 13.19$ -$ CPN440005957 WASHER, SPLIT LOCK, #8, SS 0.01$ 989 12.86$ -$ CPN1003753 BALL, 3/32DIA, SLIPPERY PTFE 0.15$ 86 12.81$ -$ CPN3007089 BALL, 3/16 DIA, HARDENED 440C SS, CLEAN 0.10$ 133 12.64$ -$ CPN1000766 SCR, PPH, 4-40 X 1/2, SEMS, SS 0.19$ 65 12.42$ -$ CPN1005680 TERM BLADE MALE 14-16AWG TIN 0.09$ 130 12.22$ -$ CPN1003255 NUT, 6-32, KEPS, STL, ZN 0.03$ 349 11.87$ -$ CPN1004151 SCR, PPH, 8-32 X 5/16"LG, SS 0.10$ 119 11.80$ -$ CPN3007094 SCR SHC 8-32 X 5/8 SS, CLEANED 0.13$ 86 11.14$ -$ CPN1005105 ORING, 3.4MM ID X 7.2MM OD 1.9MM WIDE, 0.19$ 60 11.10$ -$ CPN1003272 SET SCR, 2-56 X 3/32, CUP PNT, SS 0.15$ 74 10.77$ -$ CPN1000423 NUT, HEX, #2-56, 5/32 W X 1/16 H, S 0.04$ 256 10.75$ -$ CPN1003739 SCR, SET, CUP-PT, 6-32 X 1/4LG, SS 0.07$ 141 10.41$ -$ CPN1004396 SCR, BTN, M3 X 5, SS 0.07$ 139 9.73$ -$ CPN1003247 RETAINING RING, SELF LOCK, 5/8 SHFT 0.19$ 52 9.68$ -$ CPN1000289 FLAT WASHER, 1/4 SCREW 0.08$ 121 9.56$ -$ CPN1000420 WSHR, FLT, #2 X 1/4 ODX.028 THK 0.02$ 566 9.34$ -$ CPN1000081 WASHER, EXT. TOOTH, #2 0.03$ 327 9.16$ -$ CPN1004509 NUT SQUARE 2-56 0.06$ 141 8.91$ -$ CPN1003531 SCREW, SHC, 4-40 X 1/4LG, SS 0.04$ 200 8.60$ -$ CPN1003847 WASHER FLAT .09ID X .25OD SS 0.02$ 500 8.38$ -$ CPN1005303 SCR, BHSC, 8-32 X 1/4"LG, SS 0.08$ 100 8.12$ -$ CPN3008232-FA CABLE AC SWITCH BLUE ALICE 1.54$ 5 7.70$ -$ CPN1003874 CR, SHC, 8-32 X 3/8LG, SS 0.07$ 109 7.41$ -$ CPN3008258-FA CABLE ASM, EMI FILTER TO GND, ALICE 1.47$ 5 7.35$ -$ CPN3007091 SCR, BTN, 6-32 X 1/4LG, SS, CLEANED 0.04$ 146 5.40$ -$ CPN440006032 WASHER, FLAT, #8, 3/8 SS 0.05$ 108 5.40$ -$ CPN3007092 SCREW, SHC, 4-40 X 1/4LG, SS, CLEANED 0.04$ 93 4.00$ -$ CPN410005448 SCR 6-32 X 3/8 PH PN HD SEMS 0.01$ 477 3.82$ -$ CPN1003265 SCR, 2-56 X 1/8, PPH, SEMS, SS 0.07$ 50 3.73$ -$ CPN1004439 SCR, BTN, 6-32 X 1/4LG, SS 0.04$ 100 3.70$ -$ CPN1000156 WASHER,#4,SPLITLOCK 0.02$ 200 3.45$ -$ CPN3008614 Label, Storage and Transportation Limits 0.01$ 142 1.42$ -$ CPN3003144 WINDOW, LED, GV HP 0.00$ 250 1.14$ -$ CPN3006328 BEZEL NO-BUTTON HP EV2 0.00$ 136 0.30$ -$ CPN1004531 SPACER, #2 X 1/8" LG, NYLON 1.10$ 0 -$ -$ CPN1004533 SCREW, FHP, #2-56 X 1/8" LG, 18-8 SST 1.52$ 0 -$ -$ CPN3005582 Label, Storage and Transportation Limits 1.10$ 0 -$ -$ CPN3000632 SHIPPING CONTAINERHVPS WOOD PLATE 44.44$ 0 -$ -$ CPN3003448 BRACKET, ADAPTER, EV PS COVER 7.95$ 0 -$ -$ CPN3008493-FA CABLE, ASM, DEHUMIDIFIER THERMISTOR WITH 22.83$ 0 -$ -$ CPN3008496-FA CABLE ASM, THERMISTOR W/ LUG, LASER, ALI 23.04$ 0 -$ -$ CPN3008541-FA MOUNT, KNF PUMP-MUFFLER, ALICE 88.59$ 0 -$ -$ CPN3008646-FA SUPPORT, CORNER, FRAME, ALICE 87.71$ 0 -$ -$ CPN1006352 WIFI BULKHEAD ADAPTER, D, AV 14.55$ 0 -$ -$ CPN1003246 SPACER 166 ID X 1-4 0D X 1-8 THK 0.34$ 0 -$ -$ CPN3008260-FA CABLE ASM, 4 FAN, LASER, ALICE 66.28$ 0 -$ -$ Confidential Execution Version Page 19 of 26

CPN3008263-FA CABLE, RIBBON, 14 PIN, LASER THERMAL CON 17.48$ 0 -$ -$ CPN3008721-FA LABEL, WINDOW, REAR, AVICLEAR 6.93$ 0 -$ -$ CPN3009347-FA CABLE ASM, 4 FAN, LASER, AV 119.72$ 0 -$ -$ CPN7002712-FA PCBA, LASER THERMAL CONTROLLER 198.95$ 0 -$ -$ CPN3008313-FA BOTTLE, RESERVOIR, 500 ML, ALICE 1,268.00$ 0 -$ -$ CPN3008741-FA CABLE ASM, DOUBLE FAN , 2 WIRE, ALICE 121.86$ 0 -$ 9,285.00$ CPN3002490-FA RESERVOIR, EV 92.26$ 0 -$ 6,375.00$ CPN1003301 WIRE, 1 COND, 22 AWG, BLK 0.10$ 0 -$ CPN3007225 SADDLE, CABLE, EV2 2.99$ 0 -$ CPN3007237 T-BAR, SADDLE, EV2 4.18$ 0 -$ CPN1004355 FILTER, 4A SIEVE, 80CC, 1.5TUBE X 5.91LG 44.00$ 0 -$ CPN1003258 TUBING, 3/8 OD X .065 WALL, PU 1.21$ 0 -$ CPN3007917 Cover, Display Side 8.94$ 0 -$ CPN3007222 RETAINER, UMBILICAL, EV2 1.95$ 0 -$ CPN3007165 CABLE ASM, TEC-THERM, LBO, EV 104.05$ 0 -$ CPN3002653 BASE, FIBER FOCUS, HSG, EV 22.58$ 0 -$ CPN3007231 COVER, LEFT, CONSOLE, EV2 171.00$ 0 -$ CPN3007235 COVER, TOP, CONSOLE, EV2 225.00$ 0 -$ CPN3007232 COVER, RIGHT, CONSOLE EV2 196.00$ 0 -$ CPN1004402 FTG, EL, 10-32 X 1/4T 39.06$ 0 -$ CPN3007823 Bracket, Ferrite Mount, EV Display 4.76$ 0 -$ CPN7001958 PCBA, TEC CONNECTOR, EV 23.30$ 111 2,586.30$ -$ CPN7000711 PCBA, AIM DIODE CONNECTION 17.09$ 112 1,914.08$ -$ CPN7000967 35,580.00 ACKLIGHT CONVERTER 39.40$ 115 4,531.00$ -$ CPN7000636 PCBA, EV HANDPIECE 61.89$ 227 14,049.03$ -$ CPN7000908 PCBA HP GV 1NF IC2 44.92$ 44 1,976.48$ -$ CPN3007154 ASM UMBILICAL HP EV2 76.55$ 623 47,690.65$ -$ CPN7002600 PCBA Q-Switch Driver, Wide output 200.90$ 94 18,884.60$ -$ CPN3007179 FIBER ASM, 600 MICRON, SS MONOCOIL 320.00$ 530 169,600.00$ -$ CPN3007162 FIBER ASM 600 MICRON PTFE TUBING 242.00$ 418 101,156.00$ -$ CPN3007847 FIBER FOCUS HOLDER AND LENS, EV3 305.00$ 184 56,120.00$ -$ CPN3008004 FIBER, 600UM, .760M, CONSOLE, ALICE 475.00$ 477 226,575.00$ -$ CPN7002597PJHB ASM, HVPS, EV3, PURCHASED 3,375.12$ 54 182,256.48$ -$ Confidential Execution Version Page 20 of 26

Jabil - Cutera CUU Inventory 1,306,471.73$ Item Description Unit price QTY AMOUNT CUT1006141 DC DC CONVERTER 24V 300W 278.25$ 1,459.00 405,966.75$ CUT6002684_RA PCB FAB, ALICE CONSOL CONTROLLER 161.51$ 1,026.00 165,705.36$ CUT1005341 CELLULAR MODEM LTE NORTH AMERICA 110.78$ 1,050.00 116,319.00$ CUT1006293 RELAY, SOLID STATE, SPST-NO 40A 48-530V 51.23$ 2,066.00 105,832.92$ CUT6002569_RA PCB FAB, WIFI MODULE 38.42$ 1,650.00 63,397.95$ CUT6002729_RA PCB FAB, HUMIDITY SENSOR, AVICLEAR 63.73$ 832.00 53,025.86$ CUT1006052 IC REG BUCK ADJ 2.5A 28TSSOP 7.27$ 5,949.00 43,236.14$ CUT6002750_RA PCB, FAB, AC CONTROL, AVICLEAR 33.42$ 768.00 25,666.56$ CUT1005934 CONN D-SUB HD RCPT 15P R/A SLDR 10.82$ 1,676.00 18,138.51$ CUT1006051 IC REDRIVER LVDS 4CH 48TQFP 8.34$ 2,167.00 18,065.41$ CUT1006115 IC OSC SILICON PROG TSOT23-6 30.84$ 500.00 15,420.00$ CUT1005942 CONN HDR 2POS 7.50MM PCB SLDR 0.53$ 25,000.00 13,190.63$ CUT1006047 IC I/O EXPANDER SPI 16B 28SSOP 3.04$ 4,200.00 12,786.90$ CUT6002728_2 PCB FAB, LCD DISPLAY ADAPTER, AVICLEAR 46.92$ 256.00 12,011.52$ CUT1006099 MOSFET N-CH 40V 50A TO252-3 2.23$ 5,000.00 11,135.00$ CUT1006137 DC DC CONVERTER 15V 1W 4.33$ 2,500.00 10,831.00$ CUT1006138 DC DC CONVERTER 3.3V 2W 8.15$ 1,211.00 9,869.65$ CUT6002729_1 PCB FAB, HUMIDITY SENSOR, AVICLEAR 63.73$ 148.00 9,432.48$ CUT1006029 IC OPAMP DIFF 1 CIRCUIT 8VSSOP 2.51$ 3,750.00 9,428.25$ CUT1006102 DGTL ISO 5.7KV GATE DRVR 16SOIC 1.78$ 5,003.00 8,929.15$ CUT1006038 IC TRANSCEIVER HALF 1/1 8MSOP 1.61$ 5,500.00 8,827.50$ CUT1006042 IC ISOLATED GATE DRIVER 2-CH SOIC-16 2.09$ 3,869.00 8,097.51$ CUT1005809 CAP ALUM 47UF 20% 50V SMD 1.08$ 7,485.00 8,083.05$ CUT1006168 THERMAL PAD 44.64$ 177.00 7,900.92$ CUT1006118 SSR RELAY SPST-NO 5A 30V 8.35$ 942.00 7,862.12$ CUT1006026 IC MCU 32BIT 64KB FLASH 64LQFP 85DEGC 3.97$ 1,960.00 7,781.20$ CUT1006170 HEATSINK MAXI 0.9" THRU/TRANS 28.45$ 249.00 7,084.20$ CUT1005945 CONN HEADER R/A 30POS 2.54MM 3.95$ 1,676.00 6,611.82$ CUT6002750_RB PCB, FAB, AC CONTROL, AviClear Revision 12.48$ 500.00 6,239.00$ CUT6002712_RA PCB FAB, LASER THERMAL CONTROLLER 27.01$ 220.00 5,943.15$ CUT6002569_R2 PCB FAB, WIFI MODULE 38.42$ 148.00 5,686.60$ CUT6002728_RA PCB FAB, LCD DISPLAY ADAPTER, AVICLEAR 11.27$ 500.00 5,635.00$ CUT1006028 IC AUDIO AMP MONO HIFI SOP8 SMD 0.94$ 5,872.00 5,541.64$ CUT1006302 HEADER CONNECTOR, PCB MOUNT, RECEPT, 8 C 0.68$ 7,884.00 5,380.83$ CUT1006136 DCDC CONVERTER IN 6-42V OUT 5-30V 2A 6.73$ 750.00 5,047.52$ CUT3008357 CABLE ASM, JUMPER, POWER, 300W HP POWER 2.75$ 1,500.00 4,125.00$ CUT1006114 OSC XO 48.0MHZ 3.3V SMD 1.33$ 3,000.00 3,978.60$ CUT1006000 PTC RESET FUSE 6V 750MA 0805 0.91$ 4,000.00 3,638.00$ CUT1005965 CONN HDR 40POS 0.5MM SMD GOLD MODULE 1.86$ 1,920.00 3,568.32$ CUT1006039 IC INTERFACE SPECIALIZED 20SSOP 4.78$ 735.00 3,513.74$ CUT3008514 CABLE ASM, JUMPER, CONTROL ENABLE, HP PO 2.18$ 1,500.00 3,270.00$ CUT1006030 IC OPAMP ZER-DRIFT 1CIRC SOT23-5 0.86$ 2,935.00 2,518.64$ CUT1006025 IC REG LIN 3.3V 400MA SOT223-6 0.92$ 2,700.00 2,475.87$ CUT1005377 CONN MULTI-PURPOSE RCPT 41P R/A SMD 1.80$ 1,262.00 2,265.92$ CUT1005517 CONN HEADER VERT 4POS 4.2MM 0.43$ 5,047.00 2,188.38$ CUT1005998 LED RED DIFFUSED CHIP 0603 SMD 0.20$ 10,226.00 2,066.67$ CUT1005782 CAP TANT POLY 68UF 6.3V 0805 0.46$ 4,000.00 1,849.12$ CUT1006106 DGTL ISO 5000VRMS 2CH GP 8SOIC 21.01$ 88.00 1,848.84$ CUT1006171 STANDOFFS 4 #40 KIT 7.23$ 217.00 1,568.91$ CUT1005791 CAP CER 6.8UF 50V X7R 1812 0.55$ 2,780.00 1,518.16$ CUT1005778 CAP CER 10UF 50V X7R 1210 0.17$ 9,000.00 1,508.76$ CUT1006253 HEXHEAD BOLT NUT WASHER 2-56X1/2 1.04$ 1,430.00 1,492.06$ CUT1005524 IC REG LINEAR 3.3V 100MA SOT23-5 0.65$ 2,257.00 1,473.14$ CUT1005344 IND 3.3UH 6A 20.9 MOHM SMD 1.79$ 729.00 1,305.77$ CUT1005972 IC DAC 12BIT V-OUT 14TSSOP 4.93$ 250.00 1,232.25$ CUT1005946 CONN HDR 2POS 7.50MM PCB SLDR 30A 0.78$ 1,524.00 1,193.11$ CUT1006089 SWITCH SLIDE DIP-SW SPST 100MA 1.39$ 783.00 1,088.37$ CUT1005944 CONN JACK 1PORT 100 BASE-T PCB 3.35$ 300.00 1,004.85$ CUT1005792 CAP CER 10UF 100V X7R 2220 0.64$ 1,500.00 967.44$ CUT1005608 CR 200V 1.5A TO92 1.09$ 850.00 926.50$ Total Jabil Owned Confidential Execution Version Page 21 of 26

CUT1005460 CAP ALUM 470UF 20% 35V RADIAL 0.31$ 2,605.00 820.47$ CUT1006140 DC DC CONVERTER 12V 1.5A 3.14$ 260.00 815.50$ CUT1005963 CONN HEADER VERT 4POS 3MM 0.93$ 857.00 800.87$ CUT1006003 FUSE BLOCK BLADE 500V 30A PCB 0.39$ 2,000.00 781.31$ CUT1005833 RES 0 OHM JUMPER 0805 0.15$ 5,000.00 738.45$ CUT1005783 CAP ALUM 470UF 20% 63V SMD 0.73$ 1,000.00 732.59$ CUT1006122 BATT LITH 3V 45MAH COIN 20.0MM 1.52$ 483.00 732.13$ CUT1006011 IND 27UH 20A 8 MOHM TV 5.19$ 140.00 726.53$ CUT1005935 CONN HEADER VERT 20POS 2.54MM 1.24$ 525.00 650.48$ CUT1006020 IC REG BUCK 3.3V 1.2A 10MSOP 3.96$ 150.00 594.66$ CUT1006160 IC GATE OR 1CH 2-INP SC70-5 0.32$ 1,759.00 569.92$ CUT1005960 CONN HEADER VERT 19POS 1.27MM 1.84$ 303.00 557.21$ CUT1005830 RES 27.4K OHM 0.1% 0.15W 0603 0.18$ 3,000.00 546.75$ CUT1005785 CAP CER 220PF 50V C0G/NP0 0603 0.05$ 12,000.00 544.07$ CUT1005974 IC ADC 12BIT SAR 38TSSOP 3.88$ 138.00 535.38$ CUT1005461 CONN SKT SODIMM 200POS R/A SMD 1.13$ 470.00 529.86$ CUT1006054 IC REG LINEAR 20V 500MA TO252-3 0.26$ 2,000.00 523.68$ CUT1005559 VARISTOR, 430V 10KA 1 CIRCUIT THROUGH HO 0.24$ 2,139.00 503.52$ CUT1005385 IND FERRITE BEAD 785 OHM 1812 1LN 0.24$ 2,000.00 485.60$ CUT1006040 IC RMII TRANSCEIVER FULL 1/1 32QFN 1.50$ 307.00 460.52$ CUT1005871 RES SMD 1K OHM 0.1% 1/5W 0603 0.04$ 10,000.00 421.88$ CUT1006024 IC REG LINEAR 5V 150MA SOT89-3 0.55$ 720.00 392.90$ CUT1006104 FUSE AUTOMOTIVE 30A 32VDC BLADE 0.17$ 2,100.00 359.52$ CUT1005928 CONN HEADER R/A 4POS 3MM, 2ROW 0.71$ 500.00 353.22$ CUT1005516 CONN HEADER VERT 2POS 1.26$ 275.00 346.50$ CUT1006103 FUSE AUTOMOTIVE 20A 32VDC BLADE 0.17$ 2,000.00 342.40$ CUT1005669 DIODE_BRIDGE, BRIDGE RECT 1PHASE 400V 1A 0.29$ 1,135.00 334.03$ CUT1005638 LED BLUE CLEAR 5MM T/H 0.30$ 1,073.00 318.90$ CUT1006041 IC SWITCH SPDT SOT23-6 50MA 0.11$ 3,000.00 317.79$ CUT1006128 OPTOISO 4.17KV OPN COLL 6SMD 0.21$ 1,441.00 306.52$ CUT1006094 PC TEST POINT MINIATURE WHITE 0.10$ 3,000.00 293.27$ CUT1005982 DIODE SCHOTTKY 30V 2A SMA 0.06$ 5,000.00 288.31$ CUT1005795 CAP ALUM 100UF 20% 25V SMD 0.13$ 2,250.00 281.25$ CUT1005863 RES 0.005 OHM 1% 2W 2512 0.07$ 4,000.00 270.00$ CUT1006062 IC BUFFER NON-INVERT SCHIMTT 8VSSOP 0.13$ 2,100.00 264.89$ CUT1005967 CONN HDR 3POS 7.50MM PCB SLDR 0.85$ 300.00 256.41$ CUT1006100 MOSFET 2N-CH 60V 0.23A SOT-363 0.03$ 9,910.00 250.25$ CUT1006055 IC REG LINEAR 3.3V 250MA SOT23-5 0.47$ 500.00 233.26$ CUT1005962 CONN RCPT USB2.0 TYPEA 4POS VERT 0.60$ 378.00 227.42$ CUT1006004 PTC RESET FUSE 8V 500MA 0603 1.18$ 192.00 225.98$ CUT1006095 PC TEST POINT COMPACT RED 0.10$ 2,000.00 196.77$ CUT1006116 IC SILICON SERIAL NUMBER SOT23-5 1.20$ 162.00 193.97$ CUT1006061 IC FF D-TYPE SNGL 1BIT 8VSSOP 0.13$ 1,500.00 189.21$ CUT1006278 RES SMD 5.9K OHM 0.1% 1/10W 0603 0.04$ 5,000.00 176.50$ CUT1005779 CAP CER 0.47UF 10% 50V X7R 0603 0.02$ 8,000.00 172.21$ CUT1005350 CAP CER 0.1UF 50V X7R 0603 0.00$ 38,814.00 162.67$ CUT1005971 CONN HEADER VERT 6POS 1.25MM 0.14$ 1,170.00 160.44$ CUT1005936 CONN SOCKET 8POS 0.1 GOLD PCB 0.30$ 505.00 153.77$ CUT1005925 CAP CER 1500PF 50V X7R 0603 0.01$ 28,000.00 145.80$ CUT1005948 CONN HEADER VERT 8POS 3MM 0.57$ 256.00 144.80$ CUT1005531 CAP CER 10000PF 50V X7R 0603 0.01$ 24,000.00 140.21$ CUT1005802 CAP CER 4700PF 5% 50V C0G/NP0 0805 0.42$ 322.00 134.95$ CUT1005360 CAP CER 10UF 25V X5R 1206 0.07$ 2,000.00 132.72$ CUT1005437 IC SUPERVISOR COMPLEMENTARY 1 CHANNEL SO 0.70$ 186.00 129.72$ CUT1005847 RES 6.49K OHM 0.1% 1/10W 0603 0.03$ 5,000.00 128.25$ CUT1006031 IC CURR SENSE 1 CIRCUIT TSOT23-5 5.78$ 20.00 115.60$ CUT1005937 CONN MOD JACK 8P8C VERT UNSHLD 0.68$ 158.00 106.97$ CUT1005933 CONN HDR 3POS 7.50MM PCB SLDR 30A 3.03$ 32.00 97.10$ CUT1006032 IC AMP CLASS D MONO 6.7W 24WQFN 1.06$ 83.00 88.28$ CUT1005430 IC REG BUCK ADJ 3A POWERSO-8 0.58$ 150.00 87.02$ CUT1005959 MICRO B SKT, VERTICAL, SMT, 30", 0.66$ 131.00 86.66$ CUT1005816 RES 1.5K OHM 0.1% 1/10W 0603 0.02$ 5,000.00 82.35$ CUT1005828 RES 4.87K OHM 0.1% 1/10W 0603 0.02$ 5,000.00 82.35$ CUT1005849 RES 4.99K OHM 0.1% 1/10W 0603 0.02$ 5,000.00 82.35$ CUT1005859 RES 4.75K OHM 0.1% 1/10W 0603 0.02$ 5,000.00 82.35$ CUT1005876 RES 4.12K OHM 0.1% 1/10W 0603 0.02$ 5,000.00 82.35$ Confidential Execution Version Page 22 of 26

CUT1006292 RES 0 OHM 5% 1/2W AXIAL 0.02$ 4,239.00 78.63$ CUT1005837 RES SMD 49.9 OHM 1% 1/10W 0603 0.00$ 32,004.00 76.04$ CUT1005794 CAP CER 100PF 50V X7R 0603 0.01$ 12,000.00 75.29$ CUT1005941 CONN RCPT USB2.0 TYPEA 4POS R/A 0.29$ 250.00 73.50$ CUT1005819 RES 10 OHM 1% 1/5W 0603 0.01$ 5,000.00 64.13$ CUT1005843 RES SMD 976K OHM 1% 1/10W 0603 0.00$ 26,723.00 63.49$ CUT1006069 IC LOGIC GATE UHS 2-INP INV SC70-6 0.31$ 200.00 61.48$ CUT1005590 RES SMD 200 OHM 1% 1/10W 0603 0.00$ 25,000.00 59.40$ CUT1005873 RES SMD 330 OHM 1% 1/10W 0603 0.00$ 25,000.00 59.40$ CUT1006076 RES SMD 39 OHM 1% 1/10W 0603 0.00$ 25,000.00 59.40$ CUT1006078 RES SMD 124K OHM 1% 1/10W 0603 0.00$ 25,000.00 59.40$ CUT1006083 RES SMD 68 OHM 1% 1/10W 0603 0.00$ 25,000.00 59.40$ CUT1006084 RES SMD 332 OHM 1% 1/10W 0603 0.00$ 25,000.00 59.40$ CUT1006085 RES SMD 4.75K OHM 1% 1/10W 0603 0.00$ 25,000.00 59.40$ CUT1006119 RES SMD 23.7K OHM 1% 1/10W 0603 0.00$ 25,000.00 59.40$ CUT1005931 CONN HEADER VERT 2POS 3.96MM 0.05$ 1,148.00 57.36$ CUT1005513 CONN HEADER R/A 4POS 2.54MM 0.04$ 1,554.00 57.11$ CUT1005955 CONN HEADER VERT 2POS 2.5MM 0.04$ 1,388.00 53.92$ CUT1005869 RES SMD 20K OHM 1% 1/10W 0603 0.01$ 5,000.00 50.50$ CUT1005400 RES SMD 10K OHM 1% 1/10W 0603 0.00$ 10,000.00 45.90$ CUT1006001 PTC RESET FUSE 24V 3A 2SMD 0.43$ 100.00 42.80$ CUT1005595 RES 680 OHM 5% 1/2W AXIAL 0.01$ 6,640.00 34.24$ CUT1005924 CAP CER 470PF 50V X7R 0603 0.00$ 12,000.00 32.00$ CUT1006005 FERRITE BEAD 120 OHM 0603 1LN_1 0.03$ 1,000.00 31.30$ CUT1005952 CONN HEADER VERT 2POS 4.20MM 0.12$ 246.00 28.99$ CUT1006053 IC REG LINEAR POS ADJ 2A HRP-5 1.09$ 25.00 27.13$ CUT1005927 CONN HEADER VERT 4POS 2.54MM LOCK 0.02$ 1,255.00 26.36$ CUT1005992 LED YELLOW DIFFUSED SMD 0.05$ 500.00 25.79$ CUT1005940 CONN HEADER VERT 3POS 2.54MM 0.02$ 1,524.00 24.00$ CUT1005836 RES SMD 510 OHM 1% 1/10W 0603 0.00$ 5,000.00 22.95$ CUT1005855 RES SMD 6.8K OHM 1% 1/10W 0603 0.00$ 5,000.00 22.95$ CUT1005860 RES SMD 470 OHM 1% 1/10W 0603 0.00$ 5,000.00 22.95$ CUT1006065 IC INVERTER 1CH 1-INP SOT23-5 0.03$ 700.00 20.03$ CUT1005842 RES SMD 120 OHM 1% 1/10W 0603 0.00$ 7,747.00 18.41$ CUT1006079 RES SMD 1.6K OHM 0.5% 1/16W 0603 0.02$ 1,000.00 16.20$ CUT1005949 CONN HEADER VERT 2POS 2.54MM 0.01$ 1,300.00 13.65$ CUT1006093 SWITCH SMD 2.45N 6.2X6.2MM TOP ACTUATED 0.13$ 100.00 12.70$ CUT1005354 CAP CER 100PF 50V 0603 0.00$ 4,000.00 8.03$ CUT1005777 CAP CER 270PF 50V X7R 0603 0.00$ 3,050.00 6.89$ CUT1005994 LED YELLOW CLEAR CHIP 0603 SMD 0.01$ 632.00 5.34$ CUT1005978 DIODE ZENER 3.3V 500MW SOD123 0.01$ 350.00 4.73$ CUT1005991 LED GREEN CLEAR CHIP 0603 SMD 0.01$ 532.00 4.27$ CUT1005394 RES SMD 100 OHM 1% 1/10W 0603 0.00$ 364.00 0.39$ Confidential Execution Version Page 23 of 26

Cutera Shutdown - Baja Equipment 253,784.96$ Item Items Pricing 1 3 Aluminum Laser Cabins 31,715.05$ 2 2.0 Suministro e instalacion de cabina fabricada co… 24,970.00$ 3 2.0 Suministro e instalacion de cabina fabricada co… 24,832.90$ 4 6.0 Four Feet Clean Bench hood, Vertical air Lamina... 12,090.00$ 5 Convection CLEAN ROOM OVEN 11,985.00$ 6 CLASS 100 FLOW HOOD 10,395.00$ 7 Laser Cabin 9,784.54$ 8 1.0 Uv Oven 7,408.82$ 9 4.0 laser optic sensor 6,361.80$ 10 6.0 Integrated Fan Filter module. 2'x4', low sound,... 6,240.00$ 11 1.0 LVS-9580 Handheld, 1D & 2D Barcode Verification 6,085.00$ 12 11.0 ORGANIZADOR MÓVIL DE PANEL PARA GAVETAS ESTIBAB... 5,269.00$ 13 Pull Tester service 5,220.03$ 14 8.0 HEPA filter, H14, 595x1205x69 mm, Aluminum frame 5,200.00$ 15 4.0 MICROSCOPIO ULTIMATE ZOOM 2X-45X CON SOPORTE DE... 5,123.60$ 16 1.0 SUPER COLD COUNTER TOP FREEZER 115V/60HZ 4,955.00$ 17 4.0 laser energy meter 4,669.00$ 18 6.0 Stand with Caster for 4 Feet Economic Vertical 4,452.00$ 19 1.0 -MESA DE ELEVACIÓN ELÉCTRICA - 2,000 LB., 48 X 28 3,810.00$ 20 1.0 -MESA DE ELEVACIÓN ELÉCTRICA - 2,000 LB., 48 X 28 3,810.00$ 21 2.0 DINOLITE AM7515MZT1P MICROSCOPE 3,525.00$ 22 2.0 7Z01550 NOVA II METER ASSY, RoHS Versatile Hand 3,484.00$ 23 1.0 Guarda de seguridad tipo cabina, con puerta. 3,448.10$ 24 2.0 7Z02793 L40(250)A-BB-50 CW power up to 35W, int 3,326.00$ 25 1.0 20708.1 CHROMA HIPOT TESTER MFG Prod: CHR 19052 3,323.00$ 26 1.0 Thermal Laser Power Sensor L40(250)A-LP2-50 3,203.58$ 27 1.0 ELECTRIC LIFT TABLE - 2,000 LB, 48 X 28" 3,175.00$ 28 1.0 laser optic sensor 2,581.75$ 29 1.0 TK58219656T Refrigerator, Under Counter, Color 2,579.00$ 30 Oscilloscope Tektronix TBS2000B 2,439.13$ 31 1.0 Infrared Viewer 2,261.75$ 32 1.0 safety tester 1,867.00$ 33 2.0 LASER OPTIC SENSOR 1,814.70$ 34 6.0 Static Dissipative PVC side windows 1,770.00$ 35 1.0 optic breadboard 1,654.56$ 36 1.0 Protective Guard 1,610.00$ 37 1.0 Vaccum Oven 1,495.00$ 38 1.0 Imperial Breadboard 1,488.91$ 39 2.0 optic breadboard light 1,385.10$ 40 3.0 Microscope 1,356.00$ 41 1.0 Shimpo TTC-I-50 Torque Tool Tester, 50 N-m 1,325.00$ 42 1.0 TORQUIMETRO 1,323.00$ 43 1.0 Si-Sensor Power Meter with Bluetooth and USB 1,321.86$ 44 3.0 Multimetro Fluke-115 1,093.53$ 45 1.0 ID:MXW116213324. Esta mesa elevadora tipo tijer 1,054.10$ 46 3.0 Hot Plate Heaters 1,035.00$ 47 6.0 Hospital-Grade Power Strip four outlet 110V- 60 Hz 990.00$ 48 4.0 PONTENTE ILUMINADOR DE CUELLO DE CISNE DOBLE LE 782.00$ 49 1.0 VACUUM PUMP 660.00$ Confidential Execution Version Page 24 of 26

50 1.0 Fuente de Voltaje Instek SPS-3610 624.24$ 51 6.0 Swing Vane Manometer 450.00$ 52 5.0 Mounting Post 282.85$ 53 5.0 Mounting Post 270.55$ 54 1.0 Adjustable Height Post 107.41$ 55 1.0 Clamping Fork 82.00$ 56 1.0 Clamping fork 80.00$ 57 5.0 Pedestal Base Adapter 70.40$ 58 5.0 Pedestal Base Adapter 68.70$ 59 1.0 3007238, 3002612 tooling -$ 60 1.0 3003134, BEZEL, HP, GV fixture for plating -$ 61 1.0 3007500 fixture for measurement -$ 62 1.0 3007501 fixture for measurement -$ 63 1.0 3007237 fixture for heatstaking -$ 64 1.0 3007225 SADDLE, CABLE, EV2 fixture for measurement -$ 65 1.0 3007006, COVER B HAND PIECE EV2 fixture -$ 66 1.0 3007005, COVER A HANDPIECE fixture -$ 67 1.0 3007246 fixture for painting -$ 68 1.0 tooling1 -$ 69 1.0 3007261, COVER A, HP, EV2 fixture -$ 70 1.0 3007262, COVER B, HP, EV2 fixture is for measur -$ 71 1.0 3007314&3007315&3007316&3007317 CAP, REAR, SMA -$ 72 1.0 3002648 -$ 73 1.0 TOOLING CLAMP MOTOR HANDPIECE EV2 -$ 74 1.0 3007290, SMA STRAIN RELIEFDERMASTAT TOOLING -$ 75 1.0 3007314, CAP, REAR, SMA HOUSING, EV2,CV tooling -$ 76 1.0 3007225 tooling -$ 77 1.0 3007222, 3007224 Tooling -$ 78 1.0 3007239, 3007240 COVER-A, SMA HOUSING, EV2 TOOLING -$ 79 1.0 3003144, 3006328 WINDOW, LED, GV HPBEZEL NO-BUT -$ 80 1.0 3003134,3007241 BEZEL, HP, GVCAP, FRONT, SMA HO. -$ 81 1.0 3007277 Tooling -$ 82 1.0 3002611 Tooling -$ 83 1.0 3002610, 3007236, 3007237 tooling -$ 84 1.0 3007500, 3007501 tooling -$ 85 1.0 3007246 Tooling -$ 86 1.0 3007006, 3007005 COVER B HAND PIECE EV2COVER A -$ 87 1.0 3007261, 3007262 COVER A,B HP, EV2 TOOLING -$ 88 1.0 3007247,3007248 COVER, LEFT, FLOWERPOT, EV2COVER -$ 89 Sensor de Energia / Energy Sensor -$ 90 Sensor de Energia / Energy Sensor -$ 91 Sensor de Energia / Energy Sensor -$ 92 Sensor de Potencia y Energia / Power & Energy Sensor -$ 93 Sensor de Potencia y Energia / Power & Energy Sensor -$ 94 Sensor de Potencia y Energia / Power & Energy Sensor -$ 95 Sensor de Potencia y Energia / Power & Energy Sensor -$ 96 Probador de Unidad a Tierra / Ground Bond Tester -$ 97 Probador de Alta Potencia / Hi-Pot Tester -$ 98 Medidor de Flujo / Flow Meter -$ 99 Multimetro / Multimeter -$ 100 Medidor de potencia y energia / Power & Energy Meter -$ 101 Medidor de potencia y energia / Power & Energy Meter -$ Confidential Execution Version Page 25 of 26

102 Sensor de potencia / Power and Energy Sensor -$ 103 Sensor de potencia / Power and Energy Sensor -$ 104 Osciloscopio / Oscilloscope -$ 105 Osciloscopio / Oscilloscope -$ 106 Analizador de espectro laser / Laser Spectrum Analyzer -$ 107 Probador De Validación Funcional / Validation Tester -$ 108 Probador De Validación Funcional / Validation Tester -$ 109 Pieza De Mano Falsa / Dummy Handpiece -$ 110 Pieza De Mano Falsa / Dummy Handpiece -$ 111 Pieza De Mano Falsa / Dummy Handpiece -$ 112 Pieza De Mano Falsa / Dummy Handpiece -$ 113 Pieza De Mano Falsa / Dummy Handpiece -$ 114 Pieza De Mano Falsa / Dummy Handpiece -$ 115 Probador De Corriente De Fugas / Leakage Current Tester -$ 116 Probador D Seguridad, Comprobación D Funciones / Security Tester, Function -$ 117 Termoregulador / Thermoregulator -$ 118 Probador De Fuga / Leak Tester -$ 119 Probador De Fuga / Leak Tester -$ 120 Equipo De Cutera Exel V / Cutera Exel V Equipment -$ 121 Probador De Validación Funcional / Functional Validation Tester -$ 122 Fibra Óptica Guía 600µm / Fiber Optic Guide 600µm -$ 123 Aplicador pieza de mano / Handpiece Applicator -$ 124 Aplicador pieza de mano / Handpiece Applicator -$ 125 Aplicador pieza de mano / Handpiece Applicator -$ 126 Aplicador pieza de mano / Handpiece Applicator -$ 127 Probador de fuga de corriente / Leakage Current Test -$ 128 CAJA DE CARGA / LOAD BOX -$ 129 CAJA DE CARGA / LOAD BOX -$ 130 Osciloscopio / Oscilloscope -$ 131 Osciloscopio / Oscilloscope -$ 132 Analizador de Espectro Laser / Laser Spectrum Analyzer -$ 133 Medidor de Potencia y Energia / Power & Energy Meter -$ 134 Medidor de Potencia y Energia / Power & Energy Meter -$ 135 Medidor de Potencia y Energia / Power & Energy Meter -$ 136 Medidor de Potencia y Energia / Power & Energy Meter -$ 137 Tablero de circuitos / BreadBoard -$ 138 Interfaz / Interface -$ 139 Interfaz / Interface -$ 140 Manometro / Manometer -$ 141 Medidor de Potencia y Energia / Power & Energy Meter -$ 142 Medidor de Potencia y Energia / Power & Energy Meter -$ 143 Medidor de Potencia y Energia / Power & Energy Meter -$ 144 Sensor de Potencia y Energia / Power & Energy Sensor -$ 145 Sensor de Potencia y Energia / Power & Energy Sensor -$ 146 Sensor de Potencia y Energía / Power & Energy Sensor -$ 147 Sensor De Potencia Y Energía / Energy & Power Sensor -$ 148 3002789 Accesorio Para Cable, Consola / 3002789 Cable Accessory, Console -$ 149 3002542 Accesorio Para Cable / 3002542 Fixture Cable Asm -$ 150 7000766 Filtro De Fibra / 7000766 Fiber Filter -$ 151 7000766 Filtro De Fibra / 7000766 Fiber Filter -$ 152 3003367 Accesorio Bomba De Alimentacion / 3003367 Pump Power -$ 153 Estacion de prueba / Test Station -$ Confidential Execution Version Page 26 of 26